Exhibit 10.85

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF INDIANA

INDIANAPOLIS DIVISION

In re ITT EDUCATIONAL SERVICES, INC. SECURITIES LITIGATION (INDIANA)	CASE NO. 1:14-cv-01599-TWP-DML

STIPULATION AND AGREEMENT OF SETTLEMENT

This Stipulation and Agreement of Settlement dated as of November 2, 2015 (the “Stipulation”), is submitted in the above-captioned Action pending in the United States District Court for the Southern District of Indiana and is made and entered into by and among: (i) Lead Plaintiff Meitav Dash Mutual Fund Management Ltd. (“Meitav” or “Lead Plaintiff”), plaintiff Babulal Tarapara (“Tarapara”), plaintiff Kristopher Hennen (“Hennen”), plaintiff Cynthia Grebely (“Grebely”), and plaintiff Hoai T. Truong (“Truong”) (collectively, “Plaintiffs”), on behalf of themselves and all other Members of the Settlement Class (as defined herein), by and through counsel of record in the Litigation (as defined herein); and Defendants (ii) ITT Educational Services, Inc. (“ITT” or the “Company”), and (iii) Kevin M. Modany (“Modany”) and Daniel M. Fitzpatrick (“Fitzpatrick”) (Modany and Fitzpatrick, collectively, the “Individual Defendants”) ((ii) and (iii) are collectively the “Defendants”), by and through their counsel of record in the Litigation. Plaintiffs and Defendants together are the “Settling Parties.” This Stipulation is intended by the Settling Parties to fully, finally, and forever resolve, discharge, and settle the Released Claims (as defined herein), and to dismiss this Action against the Defendants with prejudice, upon and subject to the approval of the Court and the terms and conditions set forth in this Stipulation, without any admission or concession as to the merits of any of the Settling Parties’ claims or defenses. Throughout this Stipulation, all capitalized terms used, but not immediately defined, have the meanings given to them in Section IV.1, infra.

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I.	THE LITIGATION

On September 30, 2014, this Action was filed as a putative class action on behalf of purchasers of ITT securities. (Dkt. No. 1). On November 17, 2014, the Court consolidated two related actions into this Action. (Dkt. No. 18). On January 21, 2015, the Court consolidated a third related action into this Action. (Dkt. No. 73). By Order dated March 16, 2015, Meitav was appointed as Lead Plaintiff for the putative class, Glancy Binkow & Goldberg LLP1 was appointed as Lead Counsel, and Katz & Korin was appointed as Liaison Counsel in the consolidated Action. (Dkt. No. 75).

On May 26, 2015, Plaintiffs filed the Consolidated Amended Class Action Complaint for Violations of the Federal Securities Laws (the “Complaint”) (Dkt. No. 87), alleging violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and U.S. Securities and Exchange Commission (“SEC”) Rule 10b-5 promulgated thereunder, against Defendants on behalf of themselves and all other similarly situated purchasers of the securities of ITT from February 26, 2013, through May 12, 2015, both dates inclusive (the “Class Period”).

Subsequently, the parties agreed to conduct settlement negotiations in an attempt to resolve this Action without further litigation. On July 14, 2015, the Court granted a stay of all proceedings in this Action to facilitate the Parties’ efforts to resolve this Action through mediation. (Dkt. No. 89).

In preparation for the mediation and to enable Plaintiffs to assess the reasonableness of any potential settlement, Defendants provided Plaintiffs with over 180,000 pages of documents not otherwise available to Plaintiffs by virtue of the discovery stay imposed by the Private Securities Litigation Reform Act, 15 U.S.C. § 78u-4(b)(3)(8).

On August 11 and 12, 2015, following the submission of detailed mediation statements, the Parties participated in a mediation session conducted by the Honorable Daniel Weinstein (Ret.) of JAMS. At the end of the two-day mediation, the parties agreed in principle to a basic framework for

[1]	During the course of the Litigation, Glancy Binkow & Goldberg LLP changed its name to Glancy Prongay & Murray LLP. (See Dkt. No. 85).

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the resolution of this Litigation through settlement, subject to documentation and the approval of the Court. Thereafter, following additional communications and arm’s-length negotiations, the Parties agreed to the remaining terms for the settlement of this Litigation and proceeded to draft this Stipulation.

On October 9, 2015, the Parties jointly requested that the stay of this Action be extended until October 27, 2015 to allow for this Stipulation, and the terms of the Settlement embodied herein, to be finalized. (Dkt. No. 90). On October 26, 2015, the Parties jointly requested an additional two week extension of the stay of this Action, which the Court granted on October 27, 2015. (Dkt. No. 93).

II.	DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

Each Defendant has expressly denied, and continues to deny, all allegations of wrongdoing, fault, liability, or damage to Plaintiffs and the Settlement Class, arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Complaint and affirm that they have acted properly and lawfully at all times. Defendants further deny that they ever engaged in or committed any fraud, any violation of law, any breach of duty, or any other wrongdoing or improper conduct whatsoever. Defendants maintain that they had and have meritorious defenses to all allegations in this Action and that had the terms of this Stipulation not been reached, Defendants would have continued to contest vigorously Plaintiffs’ allegations. This Stipulation shall in no event be construed as, or deemed to be evidence of, an admission or concession by any Defendant with respect to any claim, or of any fault or liability or wrongdoing or damage whatsoever. Nor shall this Stipulation be construed as, or deemed to be evidence of, an admission or concession by any Defendant of any infirmity in the defenses that Defendants could have asserted in this Action or otherwise.

Nonetheless, Defendants have concluded that further conduct of the Litigation would be protracted and expensive and wish to avoid the expense, inconvenience, and distraction of burdensome and protracted litigation. Defendants also have taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like this Litigation. Defendants have, therefore, determined that it is desirable and beneficial that the Litigation be settled in the manner and upon the terms and conditions set forth in this Stipulation.

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III.	CLAIMS OF PLAINTIFFS AND BENEFITS OF SETTLEMENT

Plaintiffs believe that the claims asserted in the Litigation have merit and that the evidence developed to date supports the claims. However, Plaintiffs and their counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Litigation against Defendants through trial, post-trial motions and appeals. Plaintiffs and their counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as this Litigation, as well as the difficulties and delays inherent in such litigation. Plaintiffs and their counsel also are mindful of the inherent problems of proof under, and possible defenses to, the securities law violations asserted in this Litigation. Plaintiffs and their counsel believe that the Settlement set forth in the Stipulation confers substantial benefits upon the Settlement Class. Based on their evaluation, Plaintiffs and their counsel have determined that the Settlement set forth in the Stipulation is in the best interests of the Settlement Class.

IV.	TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among Plaintiffs (for themselves and all of the other Settlement Class Members) and Defendants, by and through their respective counsel or attorneys of record, that, subject to the approval of the Court, this Litigation and the Released Claims shall be finally and fully compromised, settled and released, and the Litigation shall be dismissed with prejudice, upon and subject to the terms and conditions of the Stipulation, as follows.

1.	Definitions

As used in this Stipulation, and the exhibits annexed hereto, the following terms have the meanings specified below. In the event of any inconsistency between any definition set forth below and any definition set forth in any document attached as an exhibit to this Stipulation, the definition set forth below shall control.

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1.1. “Authorized Claimant” means any Member of the Settlement Class who, in accordance with the terms of this Stipulation, is entitled to a distribution from the Net Settlement Fund (as defined in ¶5.3 hereof) pursuant to any Plan of Allocation or any order of the Court.

1.2. “Claims Administrator” or “Settlement Administrator” means the firm of Angeion Group.

1.3. “Complaint” means the Consolidated Amended Class Action Complaint for Violations of the Federal Securities Laws filed by Plaintiffs on May 26, 2015.

1.4. “Court” means the United States District Court for the Southern District of Indiana.

1.5. “Defendants” means ITT, Modany, and Fitzpatrick.

1.6. “Defendants’ Counsel” means Gibson, Dunn & Crutcher LLP and Ice Miller LLP.

1.7. “Effective Date” means the first date by which all of the events and conditions specified in ¶7.1 of this Stipulation have been met and have occurred. The Effective Date is in no way dependent on, or conditioned on, the approval of any other settlement and/or the resolution of any other action or litigation against Defendants.

1.8. “Escrow Account” means an escrow account established, maintained, and controlled by the Escrow Agent into which Defendants shall deposit, or cause to be deposited, the $12.5375 million ($12,537,500.00) in cash to establish the Settlement Fund.

1.9. “Escrow Agent” means Glancy Prongay & Murray LLP.

1.10. “Final” means, with respect to any Court order, including, without limitation, the Judgment, that such order represents a final and binding determination of all issues within its scope and is not subject to further review on appeal or otherwise. Without limitation, an order becomes “Final” when: (a) no appeal has been filed and the prescribed time for commencing any appeal has expired; or (b) an appeal has been filed and either (i) the appeal has been dismissed and the prescribed time, if any, for commencing any further appeal has expired, or (ii) the order has been affirmed in all material respects and the prescribed time, if any, for commencing any further appeal

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has expired. For purposes of this Paragraph, an “appeal” includes appeals as of right, discretionary appeals, interlocutory appeals, proceedings involving writs of certiorari or mandamus, and any other proceedings of like kind. Any appeal or other proceeding pertaining to any order adopting or approving a Plan of Allocation, or to any order issued in respect to an application for attorneys’ fees and expenses, pursuant to ¶¶6.1 and 6.2, below, shall not in any way delay or preclude the Judgment from becoming Final.

1.11. “ITT Securities” means ITT common stock and any call options or put options on the same. With respect to put options, references to “purchases” of ITT Securities mean the writing of put options.

1.12. “Judgment” means the order of final judgment to be entered by the Court approving the Settlement which, subject to the approval of the Court, shall be substantially in the form attached as Exhibit B hereto.

1.13. “Lead Plaintiff” means Meitav.

1.14. “Litigation” or “Action” means the consolidated securities class action pending in this Court under the caption In re ITT Educational Services, Inc. Securities Litigation (Indiana), Case No. 1:14-cv-01599-TWP-DML, including, without limitation, all cases consolidated under that caption.

1.15. “Parties” means the Plaintiffs and the Defendants.

1.16. “Person(s)” means an individual, corporation, limited liability company, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity together with their spouses, heirs, predecessors, successors, administrators, parents, subsidiaries, affiliates, representatives, or assignees of any of the foregoing, and any other representative or person or entity acting on behalf of, or claiming under, any of these persons and entities.

1.17. “Plaintiffs” means Meitav, Tarapara, Hennen, Grebely and Truong, both in their individual capacities and as representatives of the Settlement Class.

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1.18. “Plaintiffs’ Counsel” means Lead Counsel (Glancy Prongay & Murray LLP) and Katz and Korin, P.C.

1.19. “Plan of Allocation” means a plan or formula of allocation of the Settlement Fund, to be approved by the Court, whereby the Settlement Fund shall be distributed to Authorized Claimants after payment of or provision for expenses of notice and administration of the Settlement, Taxes and Tax Expenses (as defined in ¶2.15(c) hereof), and such attorneys’ fees, costs, expenses, and interest and any award to the Plaintiffs as may be awarded by the Court. Any Plan of Allocation is not part of the Stipulation and the Defendants and any other Released Persons shall not have any responsibility or liability with respect thereto.

1.20. “Proof of Claim and Release” means the form to be sent to Settlement Class Members, in the form attached as Exhibit A-2 hereto, upon further order(s) of the Court, by which any Settlement Class Member may make claims against the Settlement Fund for damages allegedly incurred by reason of their investment(s) in ITT Securities.

1.21. “Released Claims” means any and all claims (including Unknown Claims), demands, debts, losses, damages, duties, rights, disputes, actions, causes of action, liabilities, obligations, judgments, suits, matters, controversies, proceedings, or issues, of any kind, nature, character, or description whatsoever (and including, but not limited to, any claims for damages, whether compensatory, consequential, special, punitive, exemplary, or otherwise, and any and all fees, costs, interest, expenses, or charges), whether known or unknown, contingent or absolute, suspected or unsuspected, foreseen or unforeseen, disclosed or undisclosed, concealed or hidden, apparent or not apparent, accrued or unaccrued, matured or unmatured, liquidated or not liquidated, asserted or unasserted, at law or in equity, that have been asserted, could have been asserted, or in the future could be asserted against Defendants or any of the Released Persons in this Litigation or in any other court, tribunal, forum or proceeding (including, but not limited to, any claims arising under U.S. federal, state or local law, foreign law, common law, statutory law, administrative law, rule, regulation, or at equity, relating to alleged fraud, breach of any duty, negligence, violations of the federal securities laws, or otherwise, and including all claims within the exclusive jurisdiction of the

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federal courts), whether individual, class, direct, derivative, representative, legal, equitable or any other type, or in any other capacity, (a) by reason of, arising out of, relating to, involving or in connection with, directly or indirectly, the allegations, claims, conduct, facts, events, practices, transactions, acts, occurrences, failures, statements, representations, alleged misrepresentations, alleged omissions, the documents publicly filed with the U.S. Securities and Exchange Commission by ITT and all disclosures or alleged non-disclosures made by Defendants in connection with any of the foregoing, or any other matter, thing or cause whatsoever, or any series thereof, that were, could have been or in the future might be alleged, claimed, asserted, embraced, involved, or set forth, referred to in or otherwise related to, directly or indirectly, the Litigation or subject matter of the Litigation; (b) would have been barred by res judicata or collateral estoppel had the Action been fully litigated to a final judgment; and (c) were, could have been, or in the future could be, asserted in any forum or proceeding or otherwise by any Settlement Class Member that relate to the purchase, sale, acquisition or holding of ITT Securities during the Settlement Class Period. The Released Claims shall not include claims to enforce the Settlement. For the avoidance of doubt, Released Claims does not include the claims alleged as of the date of this Settlement in the actions captioned: Sasha Wilfred, Derivatively on Behalf of Nominal Defendant ITT Educational Services, Inc. v. Kevin M. Modany, et al., 1:13-cv-03110-JPO (S.D.N.Y.); Janice Nottenkamper, Derivatively on Behalf of Nominal Defendant ITT Educational Services, Inc. v. Kevin M. Modany, et al., 1:15-cv-03390 (S.D.N.Y.); Michelle Lawrence, Derivatively on Behalf of Nominal Defendant ITT Educational Services, Inc. v. Kevin M. Modany, et al., 1:14-cv-02106 (S.D. Ind.); William McKee, Derivatively on behalf of ITT Educational Services, Inc. v. Kevin Modany, et al., 49D07-1507-PL-021891 (Marion Circuit Court, Indianapolis, Indiana); United States Securities and Exchange Commission v. ITT Educational Services, Inc., Kevin M. Modany, and Daniel M. Fitzpatrick, 1:15-cv-00758-JMS-MJD (S.D. Ind.); and In re ITT Educational Services, Inc. Securities Litigation, 1:13-cv-01620-JPO-JLC (S.D.N.Y.).

1.22. “Released Person(s)” means each and all Defendants, and/or any of their respective past, present or future, family members, spouses, domestic partners, parents, associates,

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affiliates, divisions, subsidiaries, officers, directors, stockholders, owners, members, representatives, employees, attorneys, financial or investment advisors, consultants, underwriters, investment banks or bankers, commercial bankers, insurers, reinsurers, excess insurers, co-insurers, engineers, advisors, principals, agents, heirs, executors, trustees, estates, beneficiaries, distributees, foundations, general or limited partners or partnerships, joint ventures, personal or legal representatives, administrators, or any other person or entity acting or purporting to act for or on behalf of any of the Defendants, and each of their respective predecessors, successors, and assigns, and any trust of which any Defendant is the settlor or which is for the benefit of any Defendant and/or member(s) of his family. For the avoidance of doubt, Released Persons does not include PricewaterhouseCoopers, LLP, which is also known as PwC LLP.

1.23. “Settlement” means the settlement of the Litigation as embodied in this Stipulation.

1.24. “Settlement Class” means, for purposes of this Settlement, and to be certified pursuant to Fed. R. Civ. P. 23 for purposes of effectuating this Settlement only, all persons and/or entities who purchased or otherwise acquired ITT common stock, purchased or otherwise acquired call options on ITT common stock, or wrote put options on ITT common stock, between February 26, 2013 and May 12, 2015, both dates inclusive. Excluded from the Settlement Class are Defendants, the officers and directors of ITT during the Settlement Class Period, members of their immediate families, the legal representatives, heirs, successors or assigns of any of the foregoing and any entity in which a Defendant has or had a controlling interest during the Settlement Class Period. Any person or entity that timely and validly requests exclusion from the Settlement Class pursuant to and in accordance with the terms of the Notice Order (as defined in ¶3.1 hereof) is also excluded from the Settlement Class.

1.25. “Settlement Class Member” or “Member of the Settlement Class” means a Person who falls within the definition of the Settlement Class as set forth in ¶1.24 and who does not validly request exclusion from the Settlement Class in accordance with the procedures to be established by the Court in connection with the approval of this Stipulation and the Settlement.

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1.26. “Settlement Class Period” means the period commencing on February 26, 2013, through May 12, 2015, both dates inclusive.

1.27. “Settlement Fund” means $12.5375 million ($12,537,500.00) in cash, plus any interest earned thereon.

1.28. “Settling Parties” means, collectively, Defendants and Plaintiffs, on behalf of themselves and the Members of the Settlement Class.

1.29. “Unknown Claims” means any and all Released Claims, of every nature and description, which Plaintiffs or any Settlement Class Member does not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this Settlement or not to exclude himself, herself or itself from the Settlement Class. Unknown Claims include those claims in which some or all of the facts comprising the claim may be suspected, or even undisclosed or hidden. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, Plaintiffs shall expressly waive, and each of the Settlement Class Members shall be deemed to have waived, and by operation of the Judgment shall have expressly waived, the provisions, rights, and benefits of California Civil Code § 1542, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Plaintiffs shall expressly waive, and each of the Settlement Class Members shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights, and benefits conferred by any U.S. federal law or any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable or equivalent in effect to California Civil Code § 1542. Plaintiffs and other Settlement Class Members may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but Plaintiffs and each Settlement Class

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Member, upon the Effective Date, shall be deemed to have, and by operation of the Judgment shall have expressly, fully, finally, and forever settled and released any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, reckless, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. Plaintiffs acknowledge, and the Settlement Class Members shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and was a material element of the Settlement.

2.	The Settlement

A.	Scope and Effect of the Settlement

2.1. The obligations incurred pursuant to this Stipulation shall be in full and final disposition of the Action and any and all Released Claims as against all Released Persons. The Settling Parties agree that the amount paid and the other terms of the Settlement were negotiated at arm’s-length and in good faith by the Settling Parties, and reflect a settlement reached voluntarily after consultation with experienced legal counsel and an experienced mediator.

2.2. Upon the Effective Date, Plaintiffs and each of the Settlement Class Members shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged each and every Released Claim against each of the Released Persons.

2.3. Upon the Effective Date, Plaintiffs and each of the Settlement Class Members shall have covenanted not to sue the Released Persons with respect to any Released Claims and will be forever barred and enjoined from commencing, instituting, participating in, maintaining, or continuing to prosecute any action or proceeding in any court of law or equity, arbitration tribunal, administrative forum, or other forum of any kind, asserting any Released Claim (including, without limitation, Unknown Claims), as well as any claims arising out of, relating to, or in connection with, the defense, settlement, or resolution of this Action against any Released Persons.

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2.4. All Plaintiffs and Settlement Class Members shall be bound by the releases set forth in the Judgment whether or not they submit a Proof of Claim and Release, seek or obtain a distribution from the Settlement Fund, are entitled to receive a distribution under the Plan of Allocation approved by the Court, or have objected to the Settlement, the Plan of Allocation, or Lead Counsel’s Fee and Expense Application (as defined in ¶6.1 hereof).

2.5. Upon the Effective Date, any and all Persons shall be permanently barred and enjoined, to the fullest extent permitted by law, from commencing, prosecuting, or asserting any and all claims for contribution or indemnity (or any other claim when the alleged injury to that Person is their actual or threatened liability to the Settlement Class or a Settlement Class Member) based upon, relating to, arising out of, or in connection with the Released Claims and/or transactions in ITT Securities during the Settlement Class Period.

2.6. Upon the Effective Date, each of Defendants and/or the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Settlement Class Members, Plaintiffs, and Plaintiffs’ Counsel from all claims (including Unknown Claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement, or resolution of the Litigation or the Released Claims.

2.7. Notwithstanding the above, nothing in this Stipulation shall bar any action or claims to enforce the terms of this Stipulation.

B.	The Settlement Fund

2.8. In consideration of the full and final settlement of the Released Claims, ITT, on behalf of all Defendants, shall cause the principal amount of the Settlement Fund, $12.5375 million ($12,537,500.00) to be deposited into the Escrow Account by wire transfer or delivery of a check by no later than fifteen (15) business days after the later of: (i) the Court’s entry of the Notice Order, preliminarily approving the Settlement, referenced in ¶3.1 below, or (ii) receipt by

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Defendants’ Counsel from Plaintiffs’ Counsel of all necessary payment details to accomplish payment of the Settlement Fund by wire transfer or check, including payee name, payee mailing address, bank account number, name of bank, and bank address, a Sort Code or ABA Routing Number, the currency of the account receiving the funds, wire transfer instructions, the Tax Identification Number, and an executed Form W-9.

2.9. The amount as specified in ¶2.8 of this Stipulation shall be the full and sole monetary contribution made by or on behalf of the Released Persons in connection with resolution of the Action and the Settlement, including with respect to the payment of notice and administration expenses, which shall be paid out of the Settlement Fund. Under no circumstances will Defendants, collectively or separately, or anyone on their behalves, be required to pay or cause to be paid any amount in addition to the principal amount of the Settlement Fund caused to be deposited with the Escrow Agent pursuant to ¶2.8 of this Stipulation and the Settlement set forth herein. If the Settlement Fund, or any portion thereof, is not deposited into the Escrow Account by the time specified in ¶2.8 hereof, the Parties agree that Defendants will not be obligated to pay the Settlement Fund or any portion thereof and Lead Plaintiff’s, Plaintiffs’, Plaintiffs’ Counsel’s, and any other parties’ remedy against Defendants shall be to terminate the Settlement.

C.	The Escrow Agent

2.10. The Escrow Agent shall invest the Settlement Fund, transferred pursuant to ¶2.8 herein, in instruments either fully insured or backed by the full faith and credit of the United States Government or an agency thereof and shall reinvest the proceeds of these instruments as they mature in similar instruments at their then-current market rates. Defendants and the other Released Persons shall not have any responsibility or liability whatsoever for investment decisions. All risks related to the investment of the Settlement Fund shall be borne by the Escrow Agent and the Settlement Fund, and not by any of the Defendants or other Released Persons who shall be held harmless for any losses arising from the investment or disbursement of the Settlement Fund.

2.11. The Escrow Agent shall permit Plaintiffs’ Lead Counsel or the Claims Administrator to withdraw up to two hundred fifty thousand dollars ($250,000.00) from the

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Settlement Fund, upon funding of the Settlement Fund as set forth in ¶2.8, to be used to pay the reasonable costs of providing notice of the Settlement to the Settlement Class, as well as customary administration costs. Prior to the Effective Date, payment of any notice and administration costs exceeding $250,000.00 shall require written agreement from Defendants, through Defendants’ Counsel. Subsequent to the Effective Date, without further approval by Defendants or the Court, the Settlement Fund may be used by Lead Counsel to pay notice and administration costs reasonably and actually incurred in excess of $250,000.00. Other than amounts disbursed for providing notice to the Settlement Class, customary administration costs, and Taxes and Tax Expenses (discussed in Section IV.2.D, infra), and the Fee and Expense Award (as defined in ¶6.1 hereof) (which shall be paid to Lead Counsel immediately following the Court’s execution of an order awarding such fees and expenses), the Settlement Fund shall not be distributed until the Effective Date of the Settlement, as set forth in ¶7.1.

2.12. Subject to further order(s) and/or direction(s) as may be made by the Court, or as provided in this Stipulation, the Escrow Agent is authorized to execute such transactions as are consistent with the terms of this Stipulation.

2.13. All funds held by the Escrow Agent shall be deemed and considered to be in custodia legis of the Court, and shall remain subject to the jurisdiction of the Court, until such time as such funds shall be distributed pursuant to this Stipulation, or are returned to the Persons paying the same pursuant to this Stipulation in the event that this Settlement is not consummated or is terminated pursuant to the provisions of Section IV.2.E below, and/or upon further order(s) of the Court.

2.14. The Escrow Agent shall not be responsible for the payment of any sums due to Authorized Claimants or other Persons, except to the extent of maintaining account of and appropriately paying sums as required by this Stipulation, but only to the limited extent that such sums have been delivered into the Escrow Account as required by this Stipulation. The Escrow Agent shall be liable to the extent provided for under the laws of the State of Indiana.

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D.	Taxes

2.15. (a) The Settling Parties and the Escrow Agent shall treat the Escrow Account as a “qualified settlement fund” for purposes of Section 468B of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder. The Escrow Agent shall timely make such elections as are necessary or advisable to carry out the provision of this ¶2.15, including, without limitation, the “relation-back election” described in Treas. Reg. §1.468B-1 back to the earliest permitted date. Such elections shall be made in compliance with the procedures and requirements contained in such regulations. It shall be the responsibility of the Escrow Agent to prepare and deliver timely and properly the necessary documentation for signature by all necessary parties, and thereafter to cause the appropriate filing to occur.

(b) The Escrow Agent shall be the Escrow Account’s “administrator” as that term is used in Treas. Reg. §1.468B-2. As administrator, the Escrow Agent shall satisfy the administrative requirements imposed by Treas. Reg. §1.468B-2 by, e.g., (i) obtaining a taxpayer identification number, (ii) satisfying any information reporting or withholding requirements imposed on distributions from the Settlement Fund, and (iii) timely and properly filing applicable federal, state or local tax returns necessary or advisable with respect to the Settlement Fund (including, without limitation, the returns described in Treas. Reg. §§1.468B-2(k)) and paying any taxes reported thereon. Such returns (as well as the election described in this ¶2.15) shall be consistent with this ¶2.15 and in all events shall reflect that all Taxes, as defined in subsection (c) below, on the income earned by the Settlement Fund shall be paid out of the Settlement Fund as provided in ¶2.15(c) hereof.

(c) All: (i) taxes (including any estimated taxes, interest, or penalties) arising with respect to the income earned by the Settlement Fund, including, without limitation, any taxes or tax detriments that may be imposed upon Defendants or Defendants’ Counsel with respect to any income earned by the Settlement Fund for any period during which the Settlement Fund does not qualify as a “qualified settlement fund” for federal or state income tax purposes (collectively, “Taxes”); and (ii) expenses and costs incurred in connection with the operation and implementation

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of this ¶2.15, including, without limitation, expenses of tax attorneys and/or accountants and mailing and distribution costs and expenses relating to filing (or failing to file) the returns described in this ¶2.15 (collectively, “Tax Expenses”), shall be paid out of the Settlement Fund. Neither Defendants, Defendants’ Counsel, nor other Released Persons shall have any liability or responsibility for the Taxes or the Tax Expenses, or the filing of any tax returns or other documents with the Internal Revenue Service or any other state or local taxing authority. With funds from the Settlement Fund, the Escrow Agent shall indemnify and hold harmless Defendants, Defendants’ Counsel, and other Released Persons for Taxes and Tax Expenses (including, without limitation, Taxes payable by reason of any such indemnification). Further, Taxes and Tax Expenses shall be treated as, and considered to be, a cost of administration of the Settlement Fund and shall timely be paid by the Escrow Agent out of the Settlement Fund without prior order from the Court and the Escrow Agent shall be obligated (notwithstanding anything herein to the contrary) to withhold from distribution to Authorized Claimants any funds necessary to pay such amounts, including the establishment of adequate reserves for any Taxes and Tax Expenses (as well as any amounts that may be required to be withheld under Treas. Reg. §1.468B-2(1)(2)). Neither Defendants, Defendants’ Counsel, Defendants’ director and officer liability insurance carriers, nor any other Released Persons shall be responsible in any respect therefore, nor shall they have any liability therefore. The Settling Parties agree to cooperate with the Escrow Agent, each other, and their tax attorneys and accountants to the extent reasonably necessary to carry out the provisions of this ¶2.15.

E.	Termination of Settlement

2.16. In the event that the Stipulation is not approved or the Stipulation is terminated, canceled, or fails to become effective for any reason, the Settlement Fund (including accrued interest) less expenses paid, incurred or due and owing consistent with this Stipulation, including those incurred providing notice to the Settlement Class, locating Settlement Class Members, soliciting claims, assisting with the filing of claims administering and distributing the Net Settlement Fund to Authorized Claimants, processing Proof of Claim and Release forms, escrow fees and costs if any and all Taxes and Tax Expenses, provided for herein, shall be refunded pursuant to written instructions from counsel to the Defendants (in accordance with ¶7.4 herein).

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3.	Notice Order and Settlement Hearing

3.1. As soon as practicable after execution of this Stipulation, Lead Counsel (with Defendants’ Counsel’s consent) shall submit the Stipulation, together with its exhibits, to the Court and shall apply for entry of an order (the “Notice Order”) attached hereto as Exhibit A, requesting, inter alia, the preliminary approval of the Settlement set forth in this Stipulation, approval of the contents and method of distribution for the mailing of a settlement notice (the “Notice”) in the form attached as Exhibit A-1 hereto, approval of the contents of the Proof of Claim and Release in the form attached as Exhibit A-2 hereto, and approval of the contents and method of publication of a summary notice (the “Summary Notice”) in the form attached as Exhibit A-3 hereto. The Notice shall include the general terms of the Settlement set forth in this Stipulation, the proposed Plan of Allocation, the general terms of the Fee and Expense Application, and the date of the Settlement Hearing (as defined below). Additionally, Defendants shall assist Lead Counsel and/or the Settlement Administrator in obtaining, from ITT’s transfer agent, records of ownership as necessary to process and administer the Notice.

3.2. With its application for entry of the Notice Order, requesting preliminary approval of the Settlement, Lead Counsel shall request that the Court hold a hearing (the “Settlement Hearing”) after Notice is given, at which time Lead Counsel shall request that the Court grant final approval of the Settlement of this Litigation as set forth herein. To permit compliance with the settlement notice requirements of the Class Action Fairness Act (“CAFA”), 28 U.S.C. § 1715, the Settlement Hearing shall take place no earlier than 100 days after the filing of this Stipulation.2

[2]	The Settling Parties will request that the Court schedule the Settlement Hearing no earlier than 100 days after entry of the Notice Order, preliminarily approving the Settlement, so that, among other things, the Settling Parties may comply with the provisions of the Class Action Fairness Act.

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3.3. At the Settlement Hearing, the Settling Parties shall jointly request entry of a Judgment, in the form attached hereto as Exhibit B:

(a) finally approving the Settlement as fair, reasonable, and adequate, within the meaning of Rule 23 of the Federal Rules of Civil Procedure, and directing its consummation pursuant to its terms;

(b) directing that the Litigation be dismissed without costs and with prejudice, and releasing the Released Claims;

(c) permanently barring and enjoining the institution and prosecution, by Plaintiffs and the Settlement Class Members, of any other action or proceeding against the Released Persons in any court or forum, asserting any Released Claims; provided, however, that the Judgment shall not bar any action or claim to enforce the terms of the Settlement, as approved by the Court, or the Judgment;

(d) permanently barring and enjoining, to the fullest extent permitted by 15 U.S.C. § 78u-4(f)(7)(A) and any other applicable law or regulation, any and all Persons from commencing, prosecuting, or asserting any and all claims for contribution or indemnity (or any other claim when the alleged injury to that Person is their actual or threatened liability to the Settlement Class or a Settlement Class Member) based upon, relating to, arising out of, or in connection with the Released Claims and/or transactions in ITT Securities during the Settlement Class Period;

(e) reserving jurisdiction over the Litigation, including all future proceedings concerning the administration, consummation, and enforcement of this Stipulation;

(f) finding that the Complaint in the Litigation was filed on a good faith basis in accordance with the Private Securities Litigation Reform Act of 1995 and Rule 11 of the Federal Rules of Civil Procedure;

(g) finding, pursuant to Rule 54(b) of the Federal Rules of Civil Procedure, that there is no just reason for delaying and directing entry of a final judgment; and

(h) containing such other and further provisions consistent with the terms of this Stipulation and consistent with Exhibit B to which the Settling Parties expressly consent in writing.

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3.4. At or after the Settlement Hearing, Lead Counsel also will request that the Court approve the proposed Plan of Allocation and the Fee and Expense Application. Defendants do not and shall not take any position as to the proposed Plan of Allocation.

4.	Releases and Bar Order

4.1. (a) Upon the Effective Date, Plaintiffs and each of the Settlement Class Members (on behalf of themselves and each of their respective present and former family members, spouses, domestic partners, parents, associates, affiliates, divisions, subsidiaries, officers, directors, stockholders, owners, members, fiduciaries, employees, attorneys, accountants, consultants, underwriters, banks or bankers, insurers, reinsurers, excess insurers, co-insurers, advisors, principals, agents, heirs, executors, trustees, estates, beneficiaries, distributees, foundations, general or limited partners or partnerships, joint ventures, personal or legal representatives, administrators, predecessors, successors, and assigns, and any other person or entity who has the right, ability, standing, or capacity to assert, prosecute, or maintain on behalf of any Settlement Class Member any of the Released Claims (or to obtain the proceeds of any recovery therefrom)), regardless of whether that Settlement Class Member actually submits a Proof of Claim and Release, seeks or obtains a distribution from the Net Settlement Fund, is entitled to receive a distribution under the Plan of Allocation approved by the Court, or has objected to the Settlement, the Plan of Allocation, or Lead Counsel’s Fee and Expense Application, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever waived, released, relinquished, discharged, and dismissed all Released Claims against the Defendants and all other Released Persons.

(b) Upon the Effective Date, Plaintiffs and each of the Settlement Class Members (on behalf of themselves and each of their respective present and former family members, spouses, domestic partners, parents, associates, affiliates, divisions, subsidiaries, officers, directors, stockholders, owners, members, fiduciaries, employees, attorneys, accountants, consultants, underwriters, banks or bankers, insurers, reinsurers, excess insurers, co-insurers, advisors, principals, agents, heirs, executors, trustees, estates, beneficiaries, distributees, foundations, general or limited partners or partnerships, joint ventures, personal or legal representatives, administrators,

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predecessors, successors, and assigns, and any other person or entity who has the right, ability, standing, or capacity to assert, prosecute, or maintain on behalf of any Settlement Class Member any of the Released Claims (or to obtain the proceeds of any recovery therefrom)), regardless of whether that Settlement Class Member actually submits a Proof of Claim and Release, seeks or obtains a distribution from the Net Settlement Fund, is entitled to receive a distribution under the Plan of Allocation approved by the Court, or has objected to the Settlement, the Plan of Allocation, or Lead Counsel’s Fee and Expense Application, shall have covenanted not to sue the Released Persons with respect to any Released Claims and shall be permanently barred and enjoined from instituting, commencing, participating in, maintaining, or continuing to prosecute any action or proceeding in any court of law or equity, arbitration tribunal, administrative forum, or other forum of any kind, asserting any Released Claim (including, without limitation, Unknown Claims), as well as any claims arising out of, relating to, or in connection with, the defense, settlement, or resolution of this Action against any of the Released Persons.

4.2. Upon the Effective Date, each of Defendants and/or the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Settlement Class Members, Plaintiffs, and Plaintiffs’ Counsel from all claims (including Unknown Claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement, or resolution of the Litigation or the Released Claims.

4.3. The proposed Judgment shall include, and the Settling Parties agree to the entry by the Court of an order providing for the bar order in ¶4.4 (the “Bar Order”), subject to the terms in ¶4.6 herein.

4.4. The Bar Order shall provide that, upon the Effective Date, except as provided in ¶4.6 below, any and all persons and entities are permanently barred and enjoined, to the fullest extent permitted by 15 U.S.C. § 78u-4(f)(7)(A) and any other applicable law or regulation, from commencing, prosecuting, or asserting any and all claims for contribution or indemnity (or any other claim when the alleged injury to that person or entity is their actual or threatened liability to the

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Settlement Class or a Settlement Class Member) based upon, relating to, arising out of, or in connection with the Released Claims, against each and every one of the Released Persons, whether arising under state, federal, common, statutory, administrative or foreign law, regulation, or at equity, as claims, cross-claims, counterclaims, or third-party claims, in this Action or a separate action, in this Court or in any other court, arbitration proceeding, administrative proceeding, or other forum; and, except as provided in ¶4.6 below, the Released Persons are permanently barred and enjoined, to the fullest extent permitted by 15 U.S.C. § 78u-4(f)(7)(A) and any other applicable law or regulation, from commencing, prosecuting, or asserting any and all claims for contribution or indemnity (or any other claim when the alleged injury to the Released Person is their actual or threatened liability to the Settlement Class or a Settlement Class Member) based upon, relating to, or arising out of the Released Claims, against any person or entity, other than a person or entity whose liability to the Settlement Class has been extinguished pursuant to the Settlement and the Judgment, whether arising under state, federal, common, statutory, administrative, or foreign law, regulation, or at equity, as claims, cross-claims, counterclaims, or third-party claims, in this Action or a separate action, in this Court or in any other court, arbitration proceeding, administrative proceeding, or other forum. Nothing herein shall bar, release, or alter in any way, any obligations, rights or claims among or between Released Persons.

4.5. The Judgment shall also contain a provision, substantially in the form set forth in Exhibit B hereto, requiring that any final verdict or judgment that may be obtained by or on behalf of the Settlement Class or a Settlement Class Member against any person or entity subject to the Bar Order as defined herein be reduced by the greater of: (i) an amount that corresponds to the percentage of responsibility of any of the Defendants for common damages; or (ii) $12,537,500.00.

4.6. Notwithstanding the foregoing releases and Bar Order, nothing in this Stipulation shall release any claims, or bar any action by any of the Settling Parties, to enforce or to effectuate this Stipulation, the releases and other terms and conditions of the Settlement, the Notice Order, or the Judgment.

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5.	Administration and Calculation of Claims, Final Awards, and Supervision and Distribution of the Settlement Fund

5.1. The Claims Administrator, subject to the supervision of Lead Counsel, and such supervision and direction of the Court as may be necessary or as circumstances may require, shall administer and calculate the claims submitted by Settlement Class Members and shall oversee distribution of the Net Settlement Fund (defined below in ¶5.3 hereof)) to Authorized Claimants pursuant to the Plan of Allocation.

5.2. Within ten (10) business days after entry of the Notice Order, counsel for Defendants will use reasonable efforts to cause ITT’s transfer agent to provide the Claims Administrator with a list of names and addresses of record holders of ITT Securities during the Class Period. This information shall be provided in an electronic format acceptable to the Claims Administrator. Defendants shall be responsible for any costs or expenses related to providing this information. Defendants and the other Released Persons shall not have any other role in, or any responsibility or liability to any Person for, the administration of the Settlement, nor shall any discovery be taken of Defendants in connection with such matters.

5.3. Upon the Effective Date and thereafter, the Settlement Fund shall be applied as follows:

(a) to pay Lead Counsel for Plaintiffs’ attorneys’ fees and expenses with interest thereon (the “Fee and Expense Award”), if and to the extent allowed by the Court;

(b) to pay any award of reimbursement of expenses to the Plaintiffs, if and to the extent allowed by the Court;

(c) to pay all the costs and expenses reasonably and actually incurred in connection with providing notice, locating Settlement Class Members, soliciting Settlement Class claims, assisting with the filing of claims, administering and distributing the Net Settlement Fund to Authorized Claimants, processing Proof of Claim and Release forms, and paying escrow fees and costs, if any;

(d) to pay the Taxes and Tax Expenses described in ¶2.15 hereof; and

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(e) to distribute the balance of the Settlement Fund (the “Net Settlement Fund”) to Authorized Claimants as allowed by the Stipulation, the Plan of Allocation, or order of the Court.

5.4. Upon the Effective Date and thereafter, and in accordance with the terms of the Stipulation, the Plan of Allocation, or such further approval and further order(s) of the Court as may be necessary or as circumstances may require, the Net Settlement Fund shall be distributed to Authorized Claimants, subject to and in accordance with the following:

(a) Within one hundred-twenty (120) days after the Notice Order or such other time as may be set by the Court, each Person claiming to be an Authorized Claimant shall be required to submit to the Claims Administrator a completed Proof of Claim and Release form (“Proof of Claim”), substantially in the form of Exhibit A-2 attached hereto, signed under penalty of perjury, and supported by such documents as are specified in the Proof of Claim and as are reasonably available to such Person.

(b) Except as otherwise ordered by the Court, any and all Settlement Class Members who fail to timely submit a properly completed Proof of Claim within such period, or such other period as may be ordered by the Court, or otherwise allowed, shall be forever barred from receiving any payments pursuant to this Stipulation and the Settlement set forth therein, but shall nevertheless be barred and enjoined from bringing any action, claim or other proceeding of any kind against the Released Persons concerning the Released Claims and will in all respects be subject to and bound by the provisions of this Stipulation, the releases contained herein, the Judgment, and all proceedings, rulings, orders, and judgments in this Action, including without limitation, the release of the Released Claims and the dismissal with prejudice of this Action. Notwithstanding the foregoing, Lead Counsel shall have the discretion to accept late-submitted claims for processing by the Claims Administrator so long as distribution of the Net Settlement Fund is not materially delayed thereby.

(c) The Net Settlement Fund shall be distributed to Authorized Claimants substantially in accordance with the Plan of Allocation set forth in the Notice and approved by the Court. Any such Plan of Allocation is not a part of this Stipulation. No funds from the Net

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Settlement Fund shall be distributed to Authorized Claimants until the Effective Date. Defendants shall not have a reversionary interest in the Net Settlement Fund. If there is any balance remaining in the Net Settlement Fund after six (6) months from the date of distribution of the Net Settlement Fund (whether by reason of tax refunds, uncashed checks, or otherwise), Lead Counsel shall, if feasible, reallocate such balance among Authorized Claimants in an equitable and economic fashion. Thereafter, any balance which still remains in the Net Settlement Fund shall be donated to one or more secular §501(c)(3) organization(s) selected by the Lead Counsel.

5.5. The Released Persons, Defendants’ Counsel and Defendants’ directors and officers liability insurance carriers shall have no responsibility for, interest in, or liability whatsoever with respect to any act, omission or determination of the Escrow Agent, Claims Administrator, Plaintiffs’ counsel, including Lead Counsel, or designees of said persons regarding the investment or distribution of the Settlement Fund or Net Settlement Fund, the Plan of Allocation, the determination, administration, or calculation of claims, the payment or withholding of Taxes or Tax Expenses, or any losses incurred in connection with any such matters. Plaintiffs and each Settlement Class Member hereby fully, finally, and forever release, relinquish, and discharge the Released Persons and their counsel from any and all such liability.

5.6. No Person shall have any claim against Plaintiffs, Lead Counsel, the Claims Administrator, or their counsel based on the distributions made substantially in accordance with this Stipulation and the Settlement contained herein, the Plan of Allocation, or further order(s) of the Court. No Person shall have any claim against the Released Persons or their counsel arising from or relating to the management of, distributions from, or the disposition of the Settlement Fund or the Net Settlement Fund, and Plaintiffs and each Settlement Class Member hereby fully, finally, and forever release, relinquish, and discharge the Released Persons and their counsel from any and all such liability.

5.7. It is understood and agreed by the Settling Parties that any proposed Plan of Allocation of the Net Settlement Fund including, but not limited to, any adjustments to an Authorized Claimant’s claim set forth therein, is not a part of the Stipulation and is to be considered

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by the Court separately from the Court’s consideration of the fairness, reasonableness, and adequacy of the Settlement set forth in the Stipulation, and any order or proceeding relating to the Plan of Allocation shall not operate to terminate or cancel the Stipulation or affect the finality of the Court’s Judgment approving this Stipulation and the Settlement set forth herein, or any other orders entered pursuant to the Stipulation. The time to appeal from approval of the Settlement shall commence upon the Court’s entry of the Judgment regardless of whether a Plan of Allocation has been submitted to the Court or has been approved.

5.8. All Persons who fall within the definition of Members of the Settlement Class shall be subject to and bound by the provisions of this Stipulation, the releases contained herein, and the Judgment with respect to all Released Claims, regardless of whether such Persons seek or obtain by any means, including, without limitation, by submitting a Proof of Claim or any similar document, any distribution from the Settlement Fund or the Net Settlement Fund.

6.	Lead Counsel’s Attorneys’ Fees and Expenses

6.1. Lead Counsel may submit an application to the Court (the “Fee and Expense Application”) for distributions to Plaintiffs’ counsel from the Settlement Fund for: (a) an award of attorneys’ fees of up to twenty-five percent (25%) of the Settlement Fund (i.e. up to $3,134,375); plus (b) the payment of reasonable expenses incurred in connection with prosecuting the Litigation (including, but not limited to the fees and expenses of experts and consultants), plus any interest on such attorneys’ fees and expenses at the same rate and for the same periods as earned by the Settlement Fund (until paid) as may be awarded by the Court; plus (c) the payment to Plaintiffs for time and expense in litigation of this action (the “Fee and Expense Award”). Lead Counsel reserves the right to make additional applications to the Court for fees and expenses incurred based on unanticipated developments in the Litigation or in the administration of the Settlement.

6.2. The Fee and Expense Award, including the fees and expenses of experts and consultants as awarded by the Court shall be payable to Lead Counsel, from the Settlement Fund, immediately upon the entry of the Court’s order awarding such fees and expenses, notwithstanding the existence of any timely filed objections thereto, or potential for appeal therefrom, or collateral

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attack on the Settlement or any part thereof, subject to Lead Counsel’s obligation to repay those amounts to the Settlement Fund, if and when, as a result of any appeal and/or further proceedings on remand, or successful collateral attack, the Fee and Expense Award is reduced or reversed or return of the Settlement Fund is required consistent with the provisions of ¶7.3 hereof. If, and when, as a result of any appeal and/or further proceedings on remand, or successful collateral attack, the Fee and Expense Award is overturned or reduced, or if the Settlement is terminated or is not approved by the Court, or if there is an appeal and any order approving the Settlement does not become Final and binding upon the Settlement Class, then, within ten (10) business days from receiving notice from Defendants’ Counsel or from a court of appropriate jurisdiction, Lead Counsel shall refund to the Settlement Fund such fees and expenses previously paid to them from the Settlement Fund, plus interest thereon at the same rate as earned on the Settlement Fund, in an amount consistent with such reversal or modification. Lead Counsel may allocate awarded attorneys’ fees among other plaintiffs’ counsel in a manner in which, in Lead Counsel’s good-faith judgment, reflects the contributions of such counsel to the initiation, prosecution, and resolution of the Litigation. Each such plaintiff’s counsel’s law firm receiving fees and expenses, as a condition of receiving such fees and expenses, on behalf of itself and each partner and/or shareholder of it, shall agree that the law firm and its partners and/or shareholders are subject to the jurisdiction of the Court for the purpose of enforcing the provisions of this Paragraph.

6.3. The procedure for and the allowance or disallowance by the Court of any Fee and Expense Application by Lead Counsel to be paid out of the Settlement Fund, are not part of the Settlement set forth in this Stipulation, and are to be considered by the Court separately from the Court’s consideration of the fairness, reasonableness, and adequacy of the Settlement set forth in this Stipulation; and any order or proceeding relating to any Fee and Expense Application, or any appeal from any order relating thereto or reversal or modification thereof, shall not operate to terminate or cancel this Stipulation or the Settlement.

6.4. Defendants and the other Released Persons and their counsel shall have no responsibility for, and no liability whatsoever with respect to, any payment from the Settlement Fund of any type or nature whatsoever, including attorneys’ fees and expenses paid to any counsel for Plaintiffs or the Settlement Class.

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6.5. Defendants and the other Released Persons and their counsel shall have no responsibility for, and no liability whatsoever with respect to, the allocation among plaintiffs’ counsel, and/or any other Person who may assert some claim thereto, of any Fee and Expense Award that the Court may make in the Litigation.

7.	Conditions of Settlement, Effect of Disapproval, Cancellation, or Termination

7.1. The Effective Date of this Stipulation, and the Settlement incorporated herein, shall be conditioned on the occurrence of all of the following events:

(a) the Court has entered the Notice Order, preliminarily approving the Settlement, as required by ¶3.1 hereof;

(b) the Court has granted final approval of the Settlement as described herein, following notice to the Settlement Class and a Settlement Hearing, as prescribed by Rule 23 of the Federal Rules of Civil Procedure, and has entered the Judgment, in all material respects in accordance with ¶3.3 and Exhibit B hereof;

(c) Defendants have not exercised their option to terminate the Settlement pursuant to ¶7.5 hereof; and,

(d) the Judgment has become Final, as defined in ¶1.10 hereof.

7.2. Upon the occurrence of all of the events referenced in ¶7.1 hereof, any and all remaining interest or right of Defendants in or to the Settlement Fund, if any, shall be absolutely and forever extinguished. If any of the conditions specified in ¶7.1 hereof are not met, then this Stipulation shall be canceled and terminated subject to ¶7.3 hereof, unless Plaintiffs’ Lead Counsel and Defendants’ Counsel all mutually agree in writing to proceed with the Settlement in accordance with ¶7.4.

7.3. Unless otherwise ordered by the Court, in the event the Effective Date does not occur or this Stipulation shall terminate, or be canceled, or otherwise fail to become effective for any reason, including, without limitation, in the event that the Settlement as described herein is not

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approved by the Court or the Judgment is reversed or vacated following any appeal taken there from, then:

(a) within fifteen (15) business days after written notification of such event is sent by Defendants’ Counsel or Lead Counsel to the Escrow Agent, the Settlement Fund (including accrued interest), excluding only reasonable costs actually incurred in connection with providing notice to the Settlement Class that have either been properly disbursed or are due and owing pursuant to ¶2.11 (so long as supporting documentation for such costs is provided) and Taxes and Tax Expenses that have been paid or that have accrued and will be payable at some later date in accordance with ¶2.15 (so long as supporting documentation for such taxes is provided), will be refunded, reimbursed, and repaid by the Escrow Agent to Defendants, as directed in writing by Defendants’ Counsel; if said amount or any portion thereof is not returned within such fifteen (15) day period, then interest shall accrue thereon at the same rate as earned by the Settlement Fund until the date that said amount is returned;

(b) at the request of Defendants’ Counsel, the Escrow Agent or its designee shall apply for any Tax refund owed on the Settlement Fund and pay the proceeds to Defendants, as directed in writing by Defendants’ Counsel, after deduction of any fees or expenses reasonably incurred in connection with such application(s) for refund pursuant to such written request;

(c) the Settling Parties shall be restored to their respective positions in the Litigation as of July 14, 2015, the date the Court granted a stay of this Action pending settlement discussions, with all of their respective claims and defenses preserved as they existed on that date, and the Settling Parties shall in good faith propose a new case schedule;

(d) any order certifying a class in this Action for purposes of this Settlement prior to termination shall be null and void and a class shall not be considered certified for purposes of further litigation;

(e) the terms and provisions of this Stipulation shall be null and void and shall have no further force and effect with respect to the Settling Parties (except for ¶¶1.1-1.29, 2.9, 2.10, 2.12-2.16, 5.5, 6.2, 6.4, 7.3, 7.4, 8.2, 8.5, 8.6, 8.7, 8.11, 8.16, 8.17, and 8.18 which shall survive

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termination), and neither the existence nor the terms of this Stipulation (nor any negotiations preceding this Stipulation nor any acts performed pursuant to, or in furtherance of, this Stipulation) shall be used in this Litigation or in any other proceeding for any purpose; and

(f) any judgment or order entered by the Court in accordance with the terms of this Stipulation shall be treated as vacated, nunc pro tunc.

7.4. If the Court does not enter the Judgment in all material respects in the form attached as Exhibit B hereto, or if the Court enters the Judgment and appellate review is sought and, on such review, the entry of the Judgment is finally vacated, modified, or reversed, then this Stipulation and the Settlement incorporated therein shall be cancelled and terminated, unless all parties who are adversely affected thereby, in their sole discretion within thirty (30) business days from the date of the mailing of such ruling to such parties, provide written notice to all other parties hereto of their intent to proceed with the Settlement under the terms of the Judgment as modified by the Court or on appeal. Such notice may be provided on behalf of Plaintiffs and the Settlement Class Members by Lead Counsel. No Settling Party shall have any obligation whatsoever to proceed under any terms other than substantially in the form provided and agreed to herein; provided, however, that no order of the Court concerning any Fee and Expense Application or Plan of Allocation, or any modification or reversal on appeal of such order, shall constitute grounds for cancellation or termination of this Stipulation by any Settling Party. Without limiting the foregoing, Defendants shall have, in their sole and absolute discretion, the option to terminate the Settlement in its entirety in the event that the Judgment, upon becoming Final, does not provide for the dismissal with prejudice of the Litigation against them or provide the releases or bar orders contained in Exhibit B.

7.5. If, prior to the Settlement Hearing, any Persons who otherwise would be Settlement Class Members have validly requested exclusion from the Settlement Class (“Requests for Exclusion”) in accordance with the provisions of the Notice or Notice Order, and such Persons, in the aggregate, during the Settlement Class Period purchased or acquired ITT common stock or options on ITT common stock (and/or wrote put options on ITT common stock) equal to or more

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than a certain percentage of ITT Securities specified in a separate Supplemental Agreement to the Stipulation, then Defendants shall have, in their sole and absolute discretion, the option to terminate this Stipulation on behalf of all Settling Parties in accordance with the procedures set forth in the Supplemental Agreement. Lead Counsel shall, however, have an opportunity to seek retraction of any Request for Exclusion under the terms of the Supplemental Agreement. The Supplemental Agreement shall not be filed with the Court. If required by the Court, Plaintiffs and Defendants shall request that the Supplemental Agreement be filed under seal and/or any of its terms be disclosed only in camera to the Court for purposes of approving the Settlement, and that such disclosure shall be carried out to the fullest extent possible in accordance with the practices of the Court so as to preserve the confidentiality of the Supplemental Agreement, particularly the threshold percentage amount of ITT Securities specified in the Supplemental Agreement. The Claims Administrator shall promptly (and not more than three (3) business days after the Claims Administrator receives such a request) electronically provide copies of any or all Requests for Exclusion to Lead Counsel and to Defendants’ Counsel. A listing of all persons who have validly requested exclusion from the Settlement Class shall be provided by Lead Counsel to Defendants’ Counsel within five (5) business days following the deadline for requesting exclusion from the Settlement Class and to the Court no later than ten (10) days prior to the Settlement Hearing. The list of persons who have validly requested exclusion from the Settlement Class provided to the Court shall also include a certification that all Requests for Exclusion have been previously provided to Defendants’ Counsel.

8.	Miscellaneous Provisions

8.1. All of the exhibits attached hereto are hereby incorporated by reference as though fully set forth herein.

8.2. The headings herein are used for the purpose of convenience only and are not meant to have legal effect.

8.3. The Settling Parties: (a) acknowledge that it is their intent to consummate this Stipulation; and (b) agree, subject to their fiduciary and other legal obligations, to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of this Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of this Stipulation.

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8.4. The Settling Parties intend this Settlement to be a final and complete resolution of all disputes that have arisen, or could have arisen, between them, and all claims that have been asserted, or that could have been asserted, by Plaintiffs and the Settlement Class Members against the Defendants and other Released Persons with respect to the Released Claims. The Settlement compromises claims which are contested and shall not be deemed an admission by any Settling Party as to the merits of any claim or defense.

8.5. While Defendants deny that the claims advanced in the Litigation were meritorious, they will not assert in any public forum that the Litigation was not filed by Plaintiffs in good faith and/or is not being settled voluntarily after consultation with competent legal counsel. Plaintiffs will not assert in any public forum that Defendants’ defenses were, or would be, made in bad faith or without reasonable bases, or that the Settlement is not in the best interests of the Settlement Class Members. The Judgment will contain a finding that, during the course of the Litigation, the parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11. The Settling Parties agree that the amount paid to the Settlement Fund and the other terms of the Settlement were negotiated at arm’s length and in good faith by the Settling Parties and reflect a Settlement that was reached voluntarily after consultation with competent legal counsel. The Settling Parties reserve their right to rebut, in a manner that such party determines to be appropriate, any contention made in any public forum that the Litigation was brought or defended in bad faith or without a reasonable basis.

8.6. While maintaining their positions that the claims and defenses asserted in the Action are meritorious, Plaintiffs and Plaintiffs’ Counsel, on the one hand, and Defendants and Defendants’ counsel, on the other, shall not make any public statements or statements to the media (whether or not for attribution) that disparage the other’s business, conduct, or reputation or that of their counsel based on the subject matter of the Action.

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8.7. Whether or not the Settlement is approved by the Court, and whether or not the Settlement is consummated, none of this Stipulation, its Exhibits, the fact and terms of the Settlement contained herein, or any act performed or document executed pursuant to or in furtherance of this Stipulation or the Settlement: (a) is or may be deemed to be or may be used as an admission of, concession of, or evidence of, the truth or validity of any Released Claim, of any allegations or claims made in the Litigation, of any allegations or claims that could have been made in the Litigation, or of any allegation of wrongdoing, negligence, fault, or liability of Defendants or any other Released Persons; or (b) is or may be deemed to be or may be used as an admission of, concession of, or evidence of, the deficiency or infirmity of any defense that has been or could have been asserted in the Action or in any litigation; or (c) is or may be deemed to be or may be used as an admission of, or evidence of, any liability, negligence, fault, misrepresentation, omission, or wrongdoing as against any of Defendants or any Released Persons in any arbitration proceeding or other civil, criminal, or administrative action or proceeding in any court, administrative agency, or other tribunal; or (d) is or may be deemed to be or may be used as an admission of, or evidence that class certification is appropriate in this Action, except for purposes of this Settlement; or (e) is or may be deemed to be or may be used as an admission of, or evidence that the consideration to be paid under the Settlement represents the amount which could be or would have been recovered after trial in this Action; or (f) is or may be deemed to be or may be used as an admission of, or evidence that any damages potentially recoverable under the Complaint would have exceeded or would have been less than the Settlement Fund. Neither this Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of this Stipulation or the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement; provided, however that if the Settlement is approved by the Court, the Released Persons may refer to or file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim under U.S. federal or state law or foreign law.

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8.8. The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest. Without further order of the Court, counsel for the Settling Parties may agree to reasonable extensions of time to carry out any provisions of this Stipulation.

8.9. The waiver by one party of any breach of this Stipulation by any other party shall not be deemed a waiver of any other prior or subsequent breach of this Stipulation. The provisions of this Stipulation may not be waived except by writing signed by the affected party, or counsel for that party.

8.10. This Stipulation, including its Exhibits and Supplemental Agreement which are material parts thereof, constitutes the entire agreement among the parties hereto and no representations, warranties, or inducements have been made to any party concerning the Stipulation other than the representations, warranties, and covenants contained and memorialized in such documents. It is understood by the Settling Parties that, except for the matters expressly represented herein, the facts or law with respect to which this Stipulation is entered into may turn out to be other than, or different from, the facts now known to each party or believed by such party to be true; each party therefore expressly assumes the risk of the facts or law turning out to be so different, and agrees that this Stipulation shall be in all respects effective and not subject to termination by reason of any such different facts or law. Except as otherwise provided herein, each party shall bear its own costs.

8.11. This Stipulation shall not be construed more strictly against one Settling Party than another merely by virtue of the fact that it, or any part of it, may have been prepared by counsel for one of the Settling Parties, it being recognized that it is the result of arm’s-length negotiations among the Settling Parties and all Settling Parties have contributed substantially and materially to the preparation of this Stipulation.

8.12. Lead Counsel, on behalf of the Settlement Class, is expressly authorized by Plaintiffs to take all appropriate action required or permitted to be taken by the Settlement Class pursuant to this Stipulation to effectuate its terms and also are expressly authorized to enter into any

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modifications or amendments to this Stipulation on behalf of the Settlement Class which they deem appropriate. Plaintiffs and Lead Counsel represent and warrant that none of Plaintiffs’ claims or causes of action referred to herein, or that could have been alleged in the Litigation, has been assigned, encumbered, hypothecated, conveyed, transferred, or in any manner granted or given, in whole or in part, to any other Person.

8.13. Each counsel or other Person executing this Stipulation and any documents prepared in furtherance of the Stipulation on behalf of any party hereto, hereby warrants that such Person has the full authority to do so.

8.14. This Stipulation may be executed in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of executed counterparts shall be filed with the Court.

8.15. This Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Parties hereto, including any corporation or other entity into or with which any Party merges, consolidates, or reorganizes.

8.16. The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of this Stipulation, and all Parties hereto submit to the jurisdiction of the Court for purposes of implementing and enforcing the settlement embodied in the Stipulation.

8.17. Nothing in this Stipulation, Settlement, or the negotiations or proceedings relating to the foregoing is intended to or shall be deemed to constitute a waiver of any applicable privilege or immunity, including, without limitation, the accountants’ privilege, the attorney-client privilege, the joint defense privilege, or work product immunity; further, all communications, documents, and/or other statements between Plaintiffs’ Counsel and Defendants’ Counsel in connection with the mediation of this Litigation and relating to the drafting and execution of this Settlement shall be kept confidential and shall be inadmissible in any proceeding in any U.S. federal or state court or other tribunal or otherwise, in accordance with Rule 408 of the Federal Rules of Evidence as if such Rule applied in all respects in any such proceeding or forum.

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8.18. This Stipulation and the Settlement contemplated by it, and all disputes arising out of or relating to the Stipulation and Settlement shall be construed and enforced in accordance with, and governed by, the substantive laws and procedural rules of the State of Indiana without giving effect to Indiana’s choice-of-law principles, except to the extent that federal law requires that federal law governs. Any dispute relating to this Stipulation shall be brought exclusively in the United States District Court for the Southern District of Indiana.

8.19. Any written notice required pursuant to or in connection with this Stipulation shall be delivered by e-mail to the Parties’ counsel as designated and identified below and also by overnight mail addressed to a representative of Lead Counsel and/or Defendants’ Counsel, which shall be Robert V. Prongay and Jennifer L. Conn at the addresses identified below, respectively, unless and until notification of a change in said representatives.

8.20. Except where specifically noted, all time periods set forth in this Settlement will be computed in calendar days and pursuant to the terms of Rule 6(a) of the Federal Rules of Civil Procedure.

IN WITNESS WHEREOF, the parties hereto have caused the Stipulation to be executed, by their duly authorized attorneys, dated as of November 2, 2015.

Dated: November 2, 2015	GLANCY PRONGAY & MURRAY LLP

	By:	/s/ Robert V. Prongay
Lionel Z. Glancy
Robert V. Prongay
Leanne H. Solish
1925 Century Park East, Suite 2100
Los Angeles, California 90067
Telephone: (310) 201-9150
Facsimile: (310) 201-9160

Lead Counsel for Lead Plaintiff and the Class

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KATZ & KORIN, PC
Offer Korin [Atty. No. 14014-49]
334 North Senate Avenue
Indianapolis, Indiana 46204-1708
Telephone: (317) 464-1100
Facsimile: (317) 464-1111

Liaison Counsel for Lead Plaintiff and the Class

Dated: November 2, 2015	GIBSON, DUNN & CRUTCHER LLP

	By:	/s/ Jennifer L. Conn
Jennifer L. Conn
200 Park Avenue
New York, New York 10166-0193
Telephone: (212) 351-4000
Facsimile: (212) 351-4035

Wayne W. Smith
3161 Michelson Drive
Irvine, California 92612-4412
Telephone: (949) 451-3800
Facsimile: (949) 451-4220

ICE MILLER LLP
Philip A. Whistler
Thomas E. Mixdorf
One American Square, Suite 2900
Indianapolis, Indiana 46282-0200
Telephone: (317) 236-2100
Facsimile: (317) 592-4790

Counsel for Defendants

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EXHIBIT A

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF INDIANA

INDIANAPOLIS DIVISION

In re ITT EDUCATIONAL SERVICES, INC. SECURITIES LITIGATION (INDIANA)	CASE NO. 1:14-cv-01599-TWP-DML EXHIBIT A ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE OF PROPOSED SETTLEMENT

WHEREAS, a putative class action is pending before the Court entitled In re ITT EDUCATIONAL SERVICES, INC. SECURITIES LITIGATION (INDIANA), Civil Action No. 1:14-cv-01599-TWP-DML, United States District Court for the Southern District of Indiana (the “Litigation”);

WHEREAS, the Court has received the Stipulation of Settlement dated as of November 2, 2015 (the “Stipulation”)1, which has been entered into by Plaintiffs, on behalf of themselves and all Members of the Settlement Class, and Defendants, and the Court has reviewed the Stipulation and the Exhibits annexed thereto;

WHEREAS, the Settling Parties having made application, pursuant to Federal Rule of Civil Procedure 23(e), for an order preliminarily approving the Settlement of this Litigation, in accordance with the Stipulation which sets forth the terms and conditions for a proposed Settlement of the Litigation and for dismissal of the Litigation with prejudice upon the terms and conditions set forth therein; and the Court having read and considered the Stipulation;

[1]	For purposes of this Order, the Court adopts all defined terms as set forth in the Stipulation, and the capitalized terms used herein shall have the same meaning as in the Stipulation.

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NOW, THEREFORE, IT IS HEREBY ORDERED:

1. The Court does hereby preliminarily approve the Stipulation and the Settlement set forth therein, including all provisions therein and exhibits attached thereto, subject to further consideration at the Settlement Hearing described below.

2. The Court finds that: (a) the Stipulation resulted from arm’s-length negotiations; and (b) the Stipulation is sufficiently fair, reasonable and adequate as to the Settlement Class to warrant providing notice of the Settlement to Settlement Class Members and to warrant holding a Settlement Hearing under Rule 23(e) of the Federal Rules of Civil Procedure.

3. The Settlement Hearing shall be held before this Court on                      , 2016,2 at     :       .m., in the Birch Bayh Federal Building & U.S. Courthouse, 46 East Ohio Street, Courtroom 344, Indianapolis, Indiana 46204, for the purpose of determining, among other things: (i) whether the proposed Settlement of the Litigation, on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate and in the best interests of the Settlement Class and should be finally approved by the Court; (ii) whether, for purposes of settlement only, the Settlement Class should be finally certified; whether Lead Plaintiff should be finally appointed as a representative for the Settlement Class; and whether Lead Counsel should be finally appointed as counsel for the Settlement Class; (iii) whether a Judgment, in the form attached as Exhibit B to the Stipulation should be entered herein, dismissing and releasing the Released Claims (as that term is defined in the Stipulation) with prejudice; (iv) whether the proposed Plan of Allocation should be approved; (v) whether to grant Lead Counsel’s request of fees and expenses; (vi) whether the Court

[2]

The Settling Parties have respectfully requested that the Court schedule the Settlement Hearing no earlier than 100 days after entry of this Order, preliminarily approving the Settlement, so that, among other things, they may comply with the notice provisions set forth in the Class Action Fairness Act, 28 U.S.C. § 1715(b).

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should grant Plaintiffs’ reimbursement of their reasonable costs and expenses (including lost wages) directly related to their representation of the Settlement Class; and (vii) to consider any other matters that may properly be brought before the Court in connection with the Settlement.

4. Pursuant to Rule 23 of the Federal Rules of Civil Procedure, the Court preliminarily certifies, solely for the purposes of effectuating this Settlement, a Settlement Class consisting of all persons and/or entities who purchased or otherwise acquired the common stock of ITT Educational Services, Inc. (“ITT” or the “Company”) (ticker symbol: ESI), purchased or otherwise acquired call options on ITT common stock, or wrote put options on ITT common stock, between February 26, 2013 and May 12, 2015, both dates inclusive (the “Settlement Class”). Excluded from the Settlement Class are Defendants, the officers and directors of ITT during the Settlement Class, members of their immediate families, and the legal representatives, heirs, successors or assigns of any of the foregoing and any entity in which a Defendant has or had a controlling interest during the Settlement Class Period. Also excluded from the Settlement Class is any person or entity that timely and validly requests exclusion from the Settlement Class, pursuant to and in accordance with the terms of this Order. There has been no prior notice to the Settlement Class of the certification of the Settlement Class in this Litigation or prior opportunity for any individual or entity to request to be excluded from being a Member of the Settlement Class.

5. With respect to the Settlement Class, the Court preliminarily finds, for purposes of effectuating this Settlement only, that the prerequisites for a class action under Rules 23(a) and (b)(3) of the Federal Rules of Civil Procedure have been satisfied in that: (a) the number of Settlement Class Members is so numerous that joinder of all members thereof is impracticable; (b) there are questions of law and fact common to the Settlement Class; (c) the claims of the Lead Plaintiff are typical of the claims of the Settlement Class it represents; (d) Lead Plaintiff and Lead

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Counsel have and will continue to fairly and adequately represent the interests of the Settlement Class; (e) the questions of law and fact common to the Settlement Class predominate over any questions affecting only individual Members of the Settlement Class; and (f) a class action is superior to other available methods for the fair and efficient adjudication of the controversy.

6. Pursuant to Rule 23 of the Federal Rules of Civil Procedure, and for the purposes of this Settlement only, Lead Plaintiff, is preliminarily appointed as a class representative for the Settlement Class and Glancy Prongay & Murray LLP, previously appointed Lead Counsel, is preliminarily appointed as counsel for the Settlement Class.

7. The Court approves, as to form and content, the Notice of Proposed Settlement of Class Action, Motion for Attorneys’ Fees and Settlement Hearing (the “Notice”), the Proof of Claim and Release form (the “Proof of Claim”), and the Summary Notice (“Summary Notice”) annexed respectively as Exhibits A-1, A-2 and A-3 to the Stipulation, and finds that the mailing and distribution of the Notice and publishing of the Summary Notice substantially in the manner and form set forth in this Order meet the requirements of Federal Rule of Civil Procedure 23 and the due process requirements of Section 21D(a)(7) of the Securities Exchange Act of 1934, the Due Process clause of the U.S. Constitution, and any other applicable law, and is the best notice practicable under the circumstances and shall constitute due and sufficient notice to all Persons entitled thereto.

8. Upon the entry of this Order, pending final determination by the Court as to whether the Settlement, as set forth in the Stipulation, is fair, reasonable, and adequate, and should be finally approved, and whether the Judgment dismissing the Litigation with prejudice, as set forth in Exhibit B to the Stipulation, should be approved, the Court orders a continuation of the stay of litigation in this Action first entered on July 14, 2015, and neither Plaintiffs nor any Settlement Class Member, either directly, representatively, or in any other capacity, shall assert, commence, or prosecute

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against any of the Released Persons, any of the Released Claims in this Litigation, or in any other action or litigation in any court, arbitration or other tribunal, or in any other proceeding or forum. This injunction is necessary to protect and effectuate the Settlement, this Order, and the Court’s flexibility and authority to effectuate the Settlement and to enter judgment when appropriate, and is ordered in aid of the Court’s jurisdiction and to protect its judgments.

9. The Court appoints the firm Angeion Group (the “Claims Administrator”) to supervise and administer the notice procedure, as well as the processing of claims as more fully set forth below:

a. Not later than twenty (20) business days after the date of this Order (the “Notice Date”), the Claims Administrator shall cause a copy of the Notice and the Proof of Claim, substantially in the forms annexed as Exhibits A-1 and A-2 to the Stipulation, respectively, to be mailed by first class mail to all of the potential Settlement Class Members who can be identified with reasonable effort;

b. Not later than ten (10) business days after the Notice Date, the Claims Administrator shall cause the Summary Notice, substantially in the form annexed as Exhibits A-3 to the Stipulation, to be published once in Investor’s Business Daily, and on a different day shall cause the Summary Notice to be published once on Business Wire;

c. Not later than the Notice Date, the Claims Administrator shall cause copies of the Stipulation and its Exhibits, the Notice, the Summary Notice, and the Proof of Claim to be posted on the following website: www.ITTEducationSecuritiesLitigation-Indiana.com; and

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d. Not later than seventy (70) days after the date of this Order, Plaintiffs’ Lead Counsel shall cause to be served on Defendants’ Counsel and filed with the Court proof, by affidavit or declaration, of such mailing, publishing and posting.

10. Nominees who purchased or otherwise acquired ITT Securities between February 26, 2013 and May 12, 2015, both dates inclusive, shall send the Notice and the Proof of Claim to all beneficial owners of such ITT Securities within fourteen (14) days after receipt thereof, or send a list of the names and addresses of such beneficial owners to the Claims Administrator within fourteen (14) days of receipt thereof, in which event the Claims Administrator shall promptly mail the Notice and the Proof of Claim to such beneficial owners. Lead Counsel shall, if requested, reimburse banks, brokerage houses, or other nominees solely for their reasonable out-of-pocket expenses incurred in providing the Notice to beneficial owners who are potential Members of the Settlement Class out of the Settlement Fund, which expenses would not have been incurred except for the sending of such Notice, subject to further order of this Court with respect to any dispute concerning such compensation.

11. Any Person falling within the definition of the Settlement Class may, upon request, be excluded from the Settlement Class. Any such Person must submit to the Claims Administrator a request for exclusion (“Request for Exclusion”), to be received no later than twenty-eight (28) days prior to the Settlement Hearing. A Request for Exclusion must state: (a) the name, address, and telephone number of the Person requesting exclusion; (b) each of the Person’s purchases and sales of ITT Securities made during the Settlement Class Period, including the dates of purchase or sale, the number of shares/options purchased and/or sold, and the price paid or received per share for each such purchase or sale; and (c) a statement that the Person wishes to be excluded from the Settlement Class. All Requests for Exclusion must also be signed by the Person requesting exclusion. All

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Persons who submit valid and timely Requests for Exclusion in the manner set forth in this Paragraph shall have no rights under the Settlement, shall not share in the distribution of the Net Settlement Fund, and shall not be bound by the Settlement or the Judgment entered in this Litigation.

12. Any Person within the definition of the Settlement Class who does not timely and validly request exclusion from the Settlement Class shall be deemed to have waived his, her, or its right to be excluded from the Settlement Class and shall be bound by all determinations and judgments in the Litigation concerning the Settlement, whether favorable or unfavorable to the Settlement Class. All Members of the Settlement Class (all Persons who fall within the definition of the Settlement Class but do not submit a timely and valid Request for Exclusion in the manner stated in this Order) shall be bound by the Settlement and the Judgment, including, but not limited to, the release of the Released Claims provided for in the Settlement and the Judgment, if the Court approves the Settlement.

13. Settlement Class Members who wish to collect in the Settlement shall complete and submit Proof of Claim forms in accordance with the instructions contained therein. Unless the Court orders otherwise, all Proof of Claim forms must be postmarked no later than one hundred twenty (120) days from the date of this Order. Any Settlement Class Member who does not timely submit a Proof of Claim form within the time provided for shall be barred from sharing in the distribution of the proceeds of the Net Settlement Fund, unless otherwise ordered by the Court, but nonetheless will be bound by all of the terms of the Settlement, including the releases provided for therein, and shall be barred and enjoined from bringing any action, claim or other proceeding of any kind against any Released Person concerning any Released Claim, and shall be bound by any judgment or determination of the Court affecting the Settlement Class Members.

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14. The Claims Administrator, subject to the supervision of Lead Counsel and the Court, will make administrative determinations concerning the acceptance and rejection of the Proof of Claim forms submitted. By submitting a Proof of Claim Form, a Member of the Settlement Class shall be deemed to have submitted to the jurisdiction of the Court with respect to the claim submitted, and the claim will be subject to investigation and discovery under the Federal Rules of Civil Procedure.

15. Any Member of the Settlement Class may enter an appearance in the Litigation, at his, her or its own expense, individually or through counsel of his, her or its own choice. If they do not enter an appearance, Lead Counsel will represent them. If any Settlement Class Member chooses to hire an attorney at their own expense, that attorney must file a notice of appearance with the Court and serve it on Lead Counsel and Defendants’ Counsel so that notice is received at least fourteen (14) days prior to the Settlement Hearing.

16. Any Member of the Settlement Class may appear at the Settlement Hearing and show cause, if he, she or it has any reason, why the proposed Settlement of the Litigation should or should not be approved as fair, reasonable and adequate, why a Judgment should or should not be entered thereon, why the Plan of Allocation should or should not be approved, why attorneys’ fees and reimbursement of expenses should or should not be awarded to Lead Counsel, or why Plaintiffs should not be reimbursed their reasonable costs and expenses (including lost wages) directly related to their representation of the Settlement Class; provided, however, that no Settlement Class Member or any other Person shall be heard or entitled to contest the approval of the terms and conditions of the proposed Settlement, or, if approved, the Judgment to be entered thereon approving the same, or the order approving the Plan of Allocation, or the attorneys’ fees and expenses to be awarded to Lead Counsel, or Plaintiffs’ reimbursement of costs and expenses (including lost wages) directly

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related to their representation of the Settlement Class, unless that Settlement Class Member has filed said objections, papers and briefs with the Clerk of the United States District Court for the Southern District of Indiana, no later than twenty-one (21) days prior to the Settlement Hearing and delivered copies of any such papers to counsel for the Settling Parties identified in the Notice, such that they are received on or before such date. Any objection must include: (a) the full name, address, and phone number of the objecting Settlement Class Member; (b) a list and documentation of all of the Settlement Class Member’s transactions involving the ITT Securities included in the Settlement Class definition, including brokerage confirmation receipts or other competent documentary evidence of such transactions, including the amount and date of each purchase or sale and the price paid and/or received (including all income received thereon); (c) a written statement of all grounds for the objection accompanied by any legal support for the objection; (d) copies of any papers, briefs or other documents upon which the objection is based; (e) a list of all persons who will be called to testify in support of the objection; (f) a statement of whether the objector intends to appear at the Settlement Hearing; (g) a list of other cases in which the objector or the objector’s counsel have appeared either as settlement objectors or as counsel for objectors in the preceding five years; and (h) the objector’s signature, even if represented by counsel. Any Member of the Settlement Class who does not make his, her or its objection in the manner provided shall be deemed to have waived such objection and shall forever be foreclosed from making any such objection, unless otherwise ordered by the Court. By objecting to the Settlement, the Judgment, the Plan of Allocation, Lead Counsel’s Fee and Expense Application, or otherwise requesting to be heard at the Settlement Hearing, an objector shall be deemed to have submitted to the jurisdiction of the Court with respect to that Person’s objection or request to be heard and the subject matter of the Settlement, including, but not limited to, enforcement of the terms of the Settlement (including, but not limited to, the release of the Released Claims provided for in the Settlement and the Judgment).

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17. All funds held by the Escrow Agent shall be deemed and considered to be in custodia legis of the Court, and shall remain subject to the jurisdiction of the Court, until such time as such funds shall be distributed pursuant to the Stipulation or further order(s) of the Court.

18. All papers in support of the Settlement, the Plan of Allocation, and the Fee and Expense Application, shall be filed and served not later than thirty-five (35) days prior to the Settlement Hearing. Any papers in further support of the Settlement, the Plan of Allocation, and the Fee and Expense Application, shall be filed and served no later than ten (10) days prior to the Settlement Hearing. If an objection is filed pursuant to Paragraph 16 above, any reply papers shall be filed no later than seven (7) days before the Settlement Hearing.

19. Neither Defendants nor any of the Released Persons shall have any responsibility for or liability with respect to the Plan of Allocation, any application for attorneys’ fees or expenses submitted by Lead Counsel, or any application for Plaintiffs’ reimbursement of costs and expenses (including lost wages) directly related to their representation of the Settlement Class, and such matters will be considered separately from the fairness, reasonableness and adequacy of the Settlement.

20. At or after the Settlement Hearing, the Court shall determine whether the Plan of Allocation proposed by Lead Counsel and any application for attorneys’ fees or expenses by Lead Counsel or Plaintiffs shall be approved. Any further orders or proceedings solely regarding the Plan of Allocation or any application for attorneys’ fees or expenses by Lead Counsel or Plaintiffs, or any appeal from any order relating thereto or reversal or modification thereof, shall not operate to terminate the Settlement or in any way disturb or affect or delay the Settlement or the Judgment and the release of the Released Claims.

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21. All reasonable expenses incurred in identifying and notifying Settlement Class Members, as well as administering the Settlement Fund, and paying Taxes and Tax expenses, shall be paid as set forth in the Stipulation. Unless otherwise provided in the Stipulation, there shall be no distribution of any portion of the Settlement Fund to any Settlement Class Member until a Plan of Allocation is finally approved and is affirmed on appeal or certiorari or is no longer subject to review by appeal of certiorari and the time for any petition for rehearing, appeal of review, whether by certiorari or otherwise, has expired. In the event the Settlement is not approved by the Court, or otherwise fails to become effective, neither the Plaintiffs nor Lead Counsel shall have any obligation to repay any amounts actually and properly disbursed from the Settlement Fund pursuant to this Paragraph. If the Settlement does not become Final or is terminated for any reason, within fifteen (15) business days of termination, the Settlement Fund shall be returned to Defendants pursuant to written instructions from Defendants’ Counsel, together with any interest earned on the Settlement Fund, less any notice and administration costs actually incurred.

22. Defendants have denied, and continue to deny, any and all allegations of wrongdoing, fraud, fault, liability, or damage related to the claims asserted in the Action; affirm that they have acted properly and lawfully at all times; maintain that they had and have meritorious defenses to all claims alleged in the Action; and have represented that they entered into the Settlement solely in order to eliminate the burden, expense, and uncertainties of further litigation. Whether or not the Settlement is approved by the Court, none of this Order, the Stipulation, including its Exhibits, the fact and terms of the Settlement contained therein, or any act performed or document executed pursuant to or in furtherance thereof: (a) is or may be deemed to be or may be used as an admission

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of, concession of, or evidence of, the truth or validity of any Released Claim, of any allegations or claims made in the Litigation, of any allegations or claims that could have been made in the Litigation, or of any allegation of wrongdoing, negligence, fault, or liability of Defendants or any other Released Persons; or (b) is or may be deemed to be or may be used as an admission of, concession of, or evidence of, the deficiency or infirmity of any defense that has been or could have been asserted in the Action or in any litigation; or (c) is or may be deemed to be or may be used as an admission of, concession of, or evidence of, any liability, negligence, fault, misrepresentation, omission, or wrongdoing as against any of Defendants or any Released Persons in any arbitration proceeding or other civil, criminal, or administrative action or proceeding in any court, administrative agency, or other tribunal; or (d) is or may be deemed to be or may be used as an admission of, or evidence that class certification is appropriate in this Action, except for purposes of this Settlement; or (e) is or may be deemed to be or may be used as an admission of, or evidence that the consideration to be paid under the Settlement represents the amount which could be or would have been recovered after trial in this Action; or (f) is or may be deemed to be or may be used as an admission of, or evidence that any damages potentially recoverable under the Complaint would have exceeded or would have been less than the Settlement Fund. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement; provided, however that if the Settlement is approved by the Court, the Released Persons may refer to or file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim under U.S. federal or state law or foreign law.

ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING

FOR NOTICE OF PROPOSED SETTLEMENT

12

23. In the event that the Settlement does not become effective in accordance with the terms of the Stipulation or the Effective Date does not occur, or in the event that the Settlement Fund, or any portion thereof, is returned to the Defendants, then this Order shall be rendered null and void to the extent provided by and in accordance with the Stipulation and shall be vacated and, in such event, all orders entered and releases delivered in connection herewith shall be null and void to the extent provided by and in accordance with the Stipulation. In such an event, the Settling Parties shall return to their positions as of July 14, 2015, the date this Action was stayed pending settlement discussions, without prejudice in any way.

24. Pending the Settlement Hearing, the Court stays all proceedings in the Litigation, other than proceedings necessary to carry out or enforce the terms and conditions of the Stipulation.

25. The Court reserves the right to adjourn the date of the Settlement Hearing without further notice to the Members of the Settlement Class, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to the Settlement Class.

DATED:
THE HONORABLE TANYA WALTON PRATT UNITED STATES DISTRICT JUDGE

ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING

FOR NOTICE OF PROPOSED SETTLEMENT

13

EXHIBIT A-1

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF INDIANA

INDIANAPOLIS DIVISION

In re ITT EDUCATIONAL SERVICES, INC. SECURITIES LITIGATION (INDIANA)	CASE NO. 1:14-cv-01599-TWP-DML EXHIBIT A-1 NOTICE OF PROPOSED SETTLEMENT OF CLASS ACTION, MOTION FOR ATTORNEYS’ FEES AND SETTLEMENT HEARING

IF YOU PURCHASED OR OTHERWISE ACQUIRED THE COMMON STOCK OF ITT EDUCATIONAL SERVICES, INC. (“ITT” OR THE “COMPANY”) (TICKER SYMBOL: ESI; CUSIP: 45068B109), PURCHASED OR OTHERWISE ACQUIRED CALL OPTIONS ON ITT COMMON STOCK, OR WROTE PUT OPTIONS ON ITT COMMON STOCK, BETWEEN FEBRUARY 26, 2013 AND MAY 12, 2015, BOTH DATES INCLUSIVE, YOU COULD RECEIVE A PAYMENT FROM A CLASS ACTION SETTLEMENT.

A federal court authorized this Notice. This is not a solicitation from a lawyer.

Your legal rights are affected whether you act, or don’t act.

Read this Notice carefully.1

Securities and Time Period: ITT Educational Services, Inc. (“ITT”) common stock (ticker symbol: ESI; CUSIP: 45068B109) purchased or acquired, call options on ITT common stock purchased or acquired, and put options on ITT common stock written, between February 26, 2013 and May 12, 2015, both dates inclusive (the “Settlement Class Period”).

[1]	This Notice summarizes and is qualified in its entirety by, and incorporates by reference, the Stipulation of Settlement dated November 2, 2015 (the “Stipulation”), which sets forth the terms of the Settlement. Please refer to the Stipulation for a complete description of the terms and provisions thereof. A copy of the Stipulation is available at www.ITTEducationSecuritiesLitigation-Indiana.com. All capitalized terms used, but not defined herein, shall have the same meanings as in the Stipulation.

NOTICE OF PROPOSED SETTLEMENT

Settlement Fund: $12,537,500.00 in cash. Your recovery will depend on the number of ITT Securities you, and other Settlement Class Members who file claims, purchased, acquired and sold, options written, and the prices at which you, and the other Settlement Class Members who file claims, purchased and sold those ITT Securities. The estimated average recovery per share of common stock will be approximately $0.38 per share before deduction of Court-approved fees and expenses and costs of notice and claims administration. Historically, actual claims rates are less than 100%, which will result in a higher distribution per share.

Reasons for Settlement: The case has been litigated since September 2014. Plaintiffs and Plaintiffs’ Lead Counsel believe that the Settlement provides the Settlement Class with a benefit now, instead of years of further uncertain litigation, including disposition of summary judgment motions, a contested trial and likely appeals, with the possibility of no recovery at all.

Plaintiffs allege that Defendants engaged in securities fraud by misrepresenting the liabilities relating to two risk-sharing agreements for private student loan programs for ITT students and the effect of these programs on ITT’s liquidity and financial condition. Plaintiffs also allege misrepresentations and omissions, in documents filed with the U.S. Securities and Exchange Commission (the “SEC”) and in public statements to investors, regarding ITT’s accounting for its obligations under these risk-sharing agreements for private student loan programs.

The Defendants deny all claims of wrongdoing and affirm that they have acted properly and lawfully at all times. Defendants have expressly denied, and continue to deny, each and all of the allegations made and claims brought by Plaintiffs in this Action and deny that that they are liable to Plaintiffs or the Settlement Class. Defendants maintain that they have meritorious defenses to all of Plaintiffs’ allegations and contend that many of the factual allegations made in this Action are materially inaccurate. Defendants also have denied, and continue to deny, among other things, the allegations that Plaintiffs or the Settlement Class have suffered any injury or damages or that the Settlement Class was harmed by the conduct alleged in the Complaint or otherwise.

NOTICE OF PROPOSED SETTLEMENT

Nonetheless, Defendants have concluded that further conduct of the Litigation would be protracted and expensive and wish to avoid the expense, inconvenience, and distraction of burdensome and protracted litigation. Defendants also have taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like this Litigation. Defendants have, therefore, determined that it is desirable and beneficial that the Litigation be settled in the manner and upon the terms and conditions set forth in the Stipulation. The Settlement shall in no event be construed as, or deemed to be evidence of, an admission or concession by any of the Defendants with respect to any claim of any fault or liability or wrongdoing or damage to the Settlement Class Members in this Litigation. Nor shall the Settlement in any event be construed as, or deemed to be evidence of, an admission or concession by any Defendant of any infirmity in the defenses that Defendants could have asserted in this Action or otherwise. Had the terms of the Settlement not been reached, Defendants would have continued to contest vigorously Plaintiffs’ allegations.

If the Case Had Not Settled: The Settlement must be compared to the risk of no recovery after contested dispositive motions, trial, and likely appeals. A trial is a risky proposition. The claims in this Litigation involve numerous complex legal and factual issues, many of which would require expert testimony. If there were no Settlement and Plaintiffs failed to establish any essential legal or factual element of their claims against the Defendants, neither Plaintiffs nor the Settlement Class would recover anything from the Defendants. Also, if the Defendants were successful in proving any of their defenses, the Settlement Class likely would recover substantially less than the amount provided in the Settlement, or nothing at all.

NOTICE OF PROPOSED SETTLEMENT

The Settling Parties disagree on both liability and damages and do not agree on the average amount of damages per share, if any, that would be recoverable if Plaintiffs were to have prevailed on any or all of the claims alleged. Among the many key issues about which Plaintiffs and Defendants do not agree, include, without limitation: (1) whether Defendants violated the securities laws or otherwise engaged in any wrongdoing; (2) whether the misrepresentations and omissions alleged by Plaintiffs were material, false, misleading or otherwise actionable under the securities laws; and (3) the method for determining whether, and the extent to which, purchasers of ITT Securities suffered injury and damages that could be recovered at trial.

Attorneys’ Fees and Expenses: Plaintiffs’ Lead Counsel has not received any payment for its work or expenses incurred in investigating the facts, conducting this Litigation, and negotiating the Settlement on behalf of the Plaintiffs and the Settlement Class. Plaintiffs’ Lead Counsel will ask the Court for attorneys’ fees not to exceed $3,134,375 (or 25%) of the Settlement Fund and expenses not to exceed $175,000 to be paid from the Settlement Fund, plus interest on both amounts. The Lead Plaintiff and other named Plaintiffs will also request payment for their actual costs and expenses (including lost wages) directly related to their representation of the Settlement Class, not to exceed $27,500.

If the above amounts are requested and approved by the Court, the average cost per share of common stock will be approximately $0.10 per share, making the estimated recovery per share after attorneys’ fees and expenses approximately $0.28.

Dismissal and Releases: If the proposed Settlement is approved, the Court will enter a Final Judgment and Order of Dismissal with Prejudice (the “Judgment”). The Judgment will dismiss the Released Claims with prejudice as to the Defendants and all other Released Persons. The Judgment will provide that all Settlement Class Members shall be deemed to have forever released,

NOTICE OF PROPOSED SETTLEMENT

relinquished, dismissed and discharged all Released Claims against all Released Persons. Settlement Class Members will be permanently barred and enjoined from pursuing any or all Released Claims (including Unknown Claims) against any Released Person in this Action or in any other action or proceeding, in any forum. The definitions of Released Claims and Released Persons, and the terms of the releases which are part of the Settlement (the “Releases”), are set forth in the Stipulation as well as in the Proof of Claim form that is enclosed.

More Information: www.ITTEducationSecuritiesLitigation-Indiana.com

Claims Administrator:

ITT Educational Services, Inc. Securities Litigation

Claims Administrator

1801 Market Street, Suite 660

Philadelphia, PA 19103

1-877-235-9544

ITTEducationSecuritiesLitigation-Indiana@AngeionGroup.com

Lead Counsel:

Lionel Z. Glancy, Esq.

Glancy Prongay & Murray LLP

1925 Century Park East, Suite 2100

Los Angeles, California 90067

1-888-773-9224

settlements@glancylaw.com

•	Your legal rights are affected whether you act, or don’t act. Read this Notice carefully.

YOUR LEGAL RIGHTS AND OPTIONS IN THIS SETTLEMENT:

SUBMIT A CLAIM	This is the only way to receive a payment. If you wish to obtain a payment as a Member of the Settlement Class, you will need to file a Proof of Claim and Release form (“Proof of Claim”).

OBJECT	You may write to the Court if you do not like this Settlement, the proposed Plan of Allocation, or Lead Counsel’s Fee and Expense Application.

EXCLUDE YOURSELF	Receive no payment. This is the only option that allows you to participate in another lawsuit, or to otherwise seek recovery, against the Defendants relating to the claims being released in this Action.

NOTICE OF PROPOSED SETTLEMENT

GO TO A HEARING	You may ask to speak in Court about the fairness of the Settlement.

DO NOTHING	Receive no payment. You will remain a Settlement Class Member, and if you take no action, you will give up your right to seek recovery against Defendants and all other Released Persons in connection with the claims being released by Plaintiffs and the Settlement Class in this Action.

•	Unless you validly and timely request exclusion from the Settlement Class, or unless the Court rejects the proposed Settlement, you are bound by the Stipulation and its Releases of the Defendants and Released Persons, whether or not you submit a Proof of Claim.

•	These rights and options — and the deadlines to exercise them — are explained in this Notice.

Deadlines:

Submit Claim:	, 2016

File Objection:	, 2016

Request Exclusion	, 2016

Court Hearing on Fairness of Settlement:	, 2016

•	This Notice does not express any opinion by the Court concerning the merits of any claim in the Action.

•	The Court presiding over this case must decide whether to approve the Settlement. Payments will be made only if the Court approves the Settlement and, if there are any appeals, after appeals are resolved. Please be patient.

WHAT THIS NOTICE CONTAINS

BASIC INFORMATION

1.	Why did I receive this notice package?

2.	What is this lawsuit about?

3.	Why is this a class action?

4.	Why is there a Settlement?

NOTICE OF PROPOSED SETTLEMENT

WHO IS IN THE SETTLEMENT

5.	How do I know if I am part of the Settlement?

6.	Where are the exceptions to being included?

7.	I’m still not sure if I’m included.

THE SETTLEMENT BENEFITS – WHAT YOU GET

8.	What does the Settlement provide?

9.	How much will my payment be?

HOW YOU GET A PAYMENT – SUBMITTING A CLAIM FORM

10.	How can I obtain a payment?

11.	When will I receive my payment?

12.	What am I giving up to receive a payment?

EXCLUDING YOURSELF FROM THE CLASS ACTION SETTLEMENT

13.	How do I get out of the Class?

14.	If I do not exclude myself, can I sue the Defendants for the same thing later?

15.	If I exclude myself, can I receive money from the class action Settlement?

THE LAWYERS REPRESENTING YOU

16.	Do I have a lawyer in the case?

17.	How will the lawyers be paid?

OBJECTING TO THE SETTLEMENT

18.	How do I tell the Court that I do not like the Settlement?

THE COURT’S SETTLEMENT HEARING

19.	When and where will the Court decide whether to approve the Settlement?

20.	Do I have to come to the hearing?

21.	May I speak at the hearing?

IF YOU DO NOTHING

22.	What happens if I do nothing at all?

GETTING MORE INFORMATION

23.	Are there more details about the Settlement?

UNDERSTANDING YOUR PAYMENT

BASIC INFORMATION

1.	Why Did I Receive This Notice Package?

You or someone related to you may have purchased or acquired ITT Educational Services, Inc. (“ITT”) common stock (ticker symbol: ESI) or call options on ITT common stock, or may have written put options on ITT common stock (stock and options collectively, “ITT Securities”), between February 26, 2013 and May 12, 2015, both dates inclusive.

NOTICE OF PROPOSED SETTLEMENT

This Notice was sent because you have a right to know about a proposed Settlement of a class action lawsuit, and about all of your options, before the Court decides whether to approve the Settlement. If the Court approves the Settlement, and after any objections or appeals are resolved, the Claims Administrator appointed by the Court will make the payments to those persons or entities who timely submit claims in the manner described below.

This package explains the lawsuit, the Settlement, your legal rights, what benefits are available, who is eligible for them, and how to get them.

The Court in charge of this case is the United States District Court for the Southern District of Indiana, and the case is known as In re ITT Educational Services, Inc. Securities Litigation (Indiana), Civil Action No. 1:14-cv-01599-TWP-DML (the “Action”). The Judge presiding over this Action is the Honorable Tonya Walton Pratt. Lead Plaintiff Meitav Dash Mutual Fund Management Ltd. (“Lead Plaintiff”) and Lead Counsel (Glancy Prongay & Murray LLP) have been preliminarily appointed by the Court to represent the interests of the Settlement Class in this Action. Lead Plaintiff and other named Plaintiffs who have been involved in the Litigation (Plaintiff Babulal Tarapara, Plaintiff Kristopher Hennen, Plaintiff Cynthia Grebely, and Plaintiff Hoai T. Truong) are collectively called the “Plaintiffs,” and the Company and persons that Plaintiffs have sued are collectively called the “Defendants.” Here, the Defendants are ITT; Kevin M. Modany, the Company’s CEO during the Settlement Class Period; and Daniel M. Fitzpatrick, the Company’s CFO during the Settlement Class Period. The Settling Parties include the Plaintiffs, on behalf of themselves and the Settlement Class, and all of the Defendants.

2.	What Is This Lawsuit About?

This Litigation alleges violations of the federal securities laws (specifically, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934) against Defendants.

NOTICE OF PROPOSED SETTLEMENT

ITT is a Delaware corporation that trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol “ESI”, with its principal executive offices located at 13000 North Meridian Street, Carmel, Indiana, 46032. The Company is a for-profit education company which provides educational services to students with a focus on providing technology-oriented undergraduate and graduate degree programs through its ITT Technical Institutes and Daniel Webster College.

Plaintiffs allege that, during the Settlement Class Period, ITT’s stock price was artificially inflated as a result of a series of untrue or materially misleading misrepresentations and omissions concerning risk-sharing agreements relating to certain third-party, private student loan programs which provided loans to ITT’s students. Defendants deny that they made any such misleading statements or omissions, deny that ITT’s stock price was artificially inflated as a result of any statements or omissions, and further deny any and all allegations of wrongdoing.

3.	Why Is This A Class Action?

Class actions are generally used in lawsuits that affect a large number of individuals; in effect, the class action operates to consolidate into a single action all of the claims of individuals allegedly harmed by the same conduct or course of conduct, thus alleviating the need for members of the class to file their own individual lawsuits to recover for the harm alleged. Once a class is certified, the Court is empowered to resolve all issues on behalf of members of the class, except for those members of the class, if any, who specifically choose to exclude themselves from the Class.

As part of the Settlement approval process, Plaintiffs will ask the Court to certify a Settlement Class for settlement purposes only. The proposed Settlement Class will consist of all persons and entities who purchased or otherwise acquired ITT common stock or call options on ITT common stock, or who wrote put options on ITT common stock, between February 26, 2013 and May 12, 2015, both dates inclusive. Excluded from the Settlement Class are Defendants, the

NOTICE OF PROPOSED SETTLEMENT

officers and directors of ITT during the Settlement Class Period, members of their immediate families, the legal representatives, heirs, successors or assigns of any of the foregoing and any entity in which a Defendant has or had a controlling interest during the Settlement Class Period.

All who fit within the definition of the Settlement Class are Members of the Settlement Class, except those Persons who timely file a Request for Exclusion that is received by the firm Angeion Group by             , 2016, twenty-eight (28) days prior to the Settlement Hearing. All Persons who do not timely exclude themselves from the Settlement Class will be bound by the proposed Settlement and its accompanying Releases.

4.	Why Is There a Settlement?

The Court did not decide in favor of Plaintiffs or Defendants. Instead, both sides agreed to a Settlement. This permits them to avoid the cost and uncertainty of a trial, and permits eligible Settlement Class Members, who submit valid Proof of Claim forms, to receive compensation. While Lead Plaintiff and Lead Counsel believe that the claims asserted against the Defendants have merit, they recognize the expense and length of continued proceedings necessary to pursue their claims against Defendants through trial and appeals, as well as the difficulties in establishing liability and the uncertain outcome of trial and appellate risk in complex lawsuits like this one. Accordingly, Lead Plaintiff and Lead Counsel believe the Settlement is best for all Settlement Class Members.

Defendants have expressly denied, and continue to deny, each and all of the claims alleged by Plaintiffs in this Action and affirm that they have acted properly and lawfully at all times. Nonetheless, Defendants have concluded that further defense of the Litigation would be protracted and expensive and wish to avoid the expense, inconvenience, and distraction of burdensome and protracted litigation. Defendants also have taken into account the uncertainty and risks inherent in

NOTICE OF PROPOSED SETTLEMENT

any litigation, especially in complex cases such as this Litigation. Defendants have, therefore, determined that it is desirable and beneficial that the Litigation be settled in the manner and upon the terms and conditions set forth in the Stipulation.

WHO IS IN THE SETTLEMENT

To see if you will receive money from this Settlement, you first have to determine if you are a Settlement Class Member.

5.	How Do I Know if I Am Part of the Settlement?

The Settlement Class includes all persons and entities who purchased or otherwise acquired ITT common stock, who purchased or otherwise acquired call options on ITT common stock, or who wrote put options on ITT common stock, between February 26, 2013 and May 12, 2015, both dates inclusive.

6.	What Are the Exceptions to Being Included?

You are not a Settlement Class Member if you are a Defendant, were an officer or director of ITT during the Settlement Class Period, are a member of the immediate families of or are the legal representative, heir, successor, or assign of any of the foregoing. You also are not a Settlement Class Member if you are an entity in which a Defendant has or had a controlling interest during the Settlement Class Period.

7.	I’m Still Not Sure if I Am Included.

If you are still not sure whether you are included, you can ask for free help. You can call Lionel Z. Glancy of Glancy Prongay & Murray LLP at 1-888-773-9224 for more information. Or you can fill out and return the claim form described in Question 10 to see if you qualify.

NOTICE OF PROPOSED SETTLEMENT

THE SETTLEMENT BENEFITS — WHAT YOU GET

8.	What Does the Settlement Provide?

The Settlement will result in a Settlement Fund of $12.5375 million ($12,537,500.00) in cash. The balance of this Settlement Fund, after payment of Court-approved attorneys’ fees and litigation expenses, Taxes and Tax Expenses, and the costs of claims administration, including the cost of printing and mailing this Notice and the cost of publishing the Summary Notice (the “Net Settlement Fund”), will be divided among all eligible Settlement Class Members who send in valid Proof of Claim forms.

9.	How Much Will My Payment Be?

Your share of the Net Settlement Fund will depend on the number of valid claim forms that Settlement Class Members send in, the number of ITT Securities that you purchased, acquired, or sold during the relevant period, and the timing of your purchases, acquisitions, and sales. You will not receive a payment, however, if your proportionate share of the Net Settlement Fund is less than $20.00.

You can calculate your claim (“Recognized Claim”) in accordance with the formula shown below in the Plan of Allocation. After all Settlement Class Members have sent in their Proof of Claim forms, the payment you receive will reflect your Recognized Claim in relation to the Recognized Claims of all persons submitting Proof of Claim forms. The Recognized Claim is not the amount of the payment that you can expect, but is used to determine how the Net Settlement Fund is allocated among all persons submitting claims.

NOTICE OF PROPOSED SETTLEMENT

HOW YOU OBTAIN A PAYMENT — SUBMITTING A PROOF OF CLAIM FORM

10.	How Will I Obtain a Payment?

To qualify for payment, you must be an eligible Settlement Class Member, send in a valid Proof of Claim form, and properly document your claim as requested in the Proof of Claim form. A Proof of Claim form is enclosed with this Notice. You may also get a Proof of Claim form on the internet at www.ITTEducationSecuritiesLitigation-Indiana.com. Read the instructions carefully, fill out the Proof of Claim form, include the documents the form asks for, sign it, and mail it in the enclosed envelope postmarked no later than             , 2016.

11.	When Will I Receive My Payment?

The Court will hold a Settlement Hearing on             , 2016, to decide whether to approve the Settlement. If the Court approves the Settlement, there may be appeals. It is always uncertain whether these appeals can be resolved, and resolving them can take time, perhaps more than a year. Even if no appeals are filed, it will take several months for the Claims Administrator to process all of the Proof of Claim forms and to determine the ultimate distribution amounts.

12.	What Am I Giving Up to Receive a Payment?

Unless your Request for Exclusion from the Settlement Class is received by the deadline of [28 days prior to the Settlement Hearing]             , 2016, you are a Member of the Settlement Class and will be bound by the Releases of claims against the Defendants and other Released Persons. That means that you cannot sue, continue to sue, or be part of any other lawsuit or other proceeding against the Defendants or any other Released Persons about the Released Claims in this case. It also means that all of the Court’s Orders, including the proposed Judgment which will dismiss with prejudice the claims in this Action, will apply to you and legally bind you, and you will release your claims in this case against the Defendants and the other Released Persons. The

NOTICE OF PROPOSED SETTLEMENT

terms of the Releases, which specifically include the release of Unknown Claims against the Defendants and all other Released Persons, are set forth in the Stipulation and are summarized in the Proof of Claim form that is enclosed.

EXCLUDING YOURSELF FROM THE CLASS ACTION SETTLEMENT

If you do not want a payment from the class action Settlement, but you want to keep the right to sue or to continue to sue the Defendants on your own for the Released Claims in the class action, then you must take steps to get out of the Settlement Class. This is called excluding yourself or is sometimes referred to as opting out of the Settlement Class.

13.	How Do I Get Out of the Settlement Class?

To exclude yourself from the Settlement Class, you must send a letter by first class mail (or its equivalent outside the U.S.) stating that you want to be excluded from Settlement Class in In re ITT Educational Services, Inc. Securities Litigation (Indiana), Civil Action No. 1:14-cv-01599-TWP-DML. You must include your name, address, telephone number, your signature, and the number of shares of ITT common stock and/or options that you purchased or acquired between February 26, 2013 and May 12, 2015, both dates inclusive, the number of shares of ITT common stock and/or options that you sold during this time period, if any, and the dates of such purchases, acquisitions, and/or sales, and a statement that you wish to be excluded from the Settlement Class. You must mail your exclusion request, such that it is received by no later than             , 2016, to:

ITT Educational Services, Inc. Securities Litigation

Claims Administrator

1801 Market Street, Suite 660

Philadelphia, PA 19103

Please keep a copy of everything you send by mail, in case it is lost during shipping.

NOTICE OF PROPOSED SETTLEMENT

You cannot exclude yourself on the phone or by e-mail. If you ask to be excluded, you are not eligible to receive any Settlement payment, and you cannot object to the class action Settlement. If you exclude yourself, you may have the right to pursue litigation on your own.

14.	If I Do Not Exclude Myself, Can I Sue the Defendants for the Same Thing Later?

No. Unless you timely and validly exclude yourself from the Settlement Class, you give up any right to sue the Defendants and the Released Persons for the Released Claims in the Settlement. If you have a pending lawsuit against any of the Defendants, speak to your lawyer in that case immediately. Remember, the deadline by which your Request for Exclusion must be received is [28 days prior to the Settlement Hearing]            , 201  .

15.	If I Exclude Myself, Can I Receive Money from the Class Action Settlement?

No. If you exclude yourself, do not send in a Proof of Claim form. You will not receive any benefit provided for in the Settlement.

THE LAWYERS REPRESENTING YOU

16.	Do I Have a Lawyer in This Case?

The Court appointed the law firm of Glancy Prongay & Murray LLP to represent you and other Settlement Class Members. These lawyers are called Plaintiffs’ Lead Counsel. You will not be personally liable for the fees and expenses incurred by these lawyers. If you want to be represented by your own lawyer, you may hire one at your own expense. If you choose to retain your own counsel, at your own expense, such counsel must file a notice of appearance on your behalf and must serve copies of his or her notice of appearance on Lead Counsel and Defendants’ Counsel, at the addresses listed in this Notice, so that notice is received at least fourteen (14) days prior to the Settlement Hearing.

NOTICE OF PROPOSED SETTLEMENT

17.	How Will the Lawyers Be Paid?

Plaintiffs’ Counsel will ask the Court for attorneys’ fees of up to twenty-five percent (25%) of the Settlement Fund and for expenses up to $175,000 in connection with the Litigation. The Plaintiffs will also request payment of their actual costs and expenses (including lost wages) directly related to their representation of the Settlement Class, not to exceed $27,500. Such sums as may be approved by the Court will be paid from the Settlement Fund. Settlement Class Members are not personally liable for any such fees or expenses.

The attorneys’ fees and expenses requested will be the only payment to Plaintiffs’ Lead Counsel for their efforts in achieving this Settlement and for their risk in undertaking this representation on a wholly contingent basis. Since the case began in September 2014, Plaintiffs’ Lead Counsel has conducted all of the investigation and other efforts necessary to prepare the case for motion practice, for discovery, and for trial, and has consulted experts regarding damages and accounting issues. To date, Plaintiffs’ Lead Counsel has not been paid for its services in conducting this litigation on behalf of the Plaintiffs and the Settlement Class, nor for their expenses. Plaintiffs’ Lead Counsel has expended to date more than 4400 hours of attorney and paralegal time in prosecuting the Settlement Class’s claims. The fee requested will compensate Plaintiffs’ Lead Counsel for their work in achieving the Settlement Fund.

Plaintiffs’ Lead Counsel shall file a formal motion with the District Court for final approval of the Settlement, the Plan of Allocation, and any requests for attorneys’ fees and reimbursement of expenses not later than thirty-five (35) days prior to the Settlement Hearing. That motion will argue that the requested fees are well within the range of fees awarded to class counsel under similar circumstances in other cases of this type. The Court determines what counsel should receive from the Settlement Fund for fees and expenses, and may award less than this amount.

NOTICE OF PROPOSED SETTLEMENT

OBJECTING TO THE SETTLEMENT

You can tell the Court that you do not agree with the Settlement or some part of it.

18.	How Do I Tell the Court that I Do Not Like the Settlement?

If you are a Settlement Class Member, you can object to the Settlement if you do not like any part of it, including the Plan of Allocation and any requests for attorneys’ fees and reimbursement of expenses. You can state the reasons why you think the Court should not approve the Settlement or any part of it, and the Court will consider your views. To object, you must send a letter or other written statement saying that you object to the Settlement in In re ITT Educational Services, Inc. Securities Litigation (Indiana), Civil Action No. 1:14-cv-01599-TWP-DML, and explaining in detail the basis for your objection and any legal support. Be sure to include your (i) full name, (ii) address, (iii) telephone number, (iv) your signature,(v) the number of shares of ITT common stock and/or options you purchased, acquired, and/or sold between February 26, 2013 and May 12, 2015, both dates inclusive; (vi) the number of shares of ITT common stock and/or options that you sold during this time period, if any; (vii) the dates of such purchases, acquisitions, and/or sales; (viii) the prices paid and/or received in those transactions (including all income received thereon); and (ix) copies of documents (such as brokerage statements) sufficient to show that you are a Member of the Settlement Class. You also need to include with your objection any documents on which the objection is based; a list of all persons, if any, who will be called to testify in support of the objection; a statement as to whether you intend to appear at the Settlement Hearing; and a list of other cases in which you or your counsel have appeared either as settlement objectors or as counsel for objectors in the preceding five years.

You may not object to the Settlement, or any aspect of it, if you do not qualify as a Member of the Settlement Class or if you excluded yourself from the Settlement Class. If you object to the

NOTICE OF PROPOSED SETTLEMENT

Settlement, or any aspect of it, or otherwise request to be heard at the Settlement Hearing, you are submitting to the jurisdiction of the Court with respect to the subject matter of the Settlement, including, but not limited to, the release of the Released Claims contained in the Judgment, if approved by the Court.

The motions in support of the Settlement, the Plan of Allocation, and the requests for attorneys’ fees and reimbursement of litigation expenses, will be filed no later than [35 days prior to the Settlement Hearing]             , 2016, and they will be available from Plaintiffs’ Lead Counsel, the Claims Administrator, or the Court: their contact information is listed in Section 23, below. Any objection must be mailed or delivered such that it is received by each of the following no later than [21 days prior to the Settlement Hearing],             , 2016:

Court:

Clerk of the Court

U.S. District Court

Clerk’s Office, Room 105

46 East Ohio Street

Indianapolis, IN 46204

Lead Counsel Designee:

Lionel Z. Glancy, Esq.

Glancy Prongay & Murray LLP

1925 Century Park East, Suite 2100

Los Angeles, California 90067

settlements@glancylaw.com

Defendants’ Counsel Designee:

Jennifer L. Conn, Esq.

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York, NY 10166-0193

THE COURT’S SETTLEMENT HEARING

The Court will hold a hearing to decide whether to grant final approval of the Settlement. You may attend and you may ask to speak, but neither is required.

NOTICE OF PROPOSED SETTLEMENT

19.	When and Where Will the Court Decide Whether to Approve the Settlement?

The Court will hold a Settlement Hearing at     :       .m., on             , 2016, before the Honorable Tonya Walton Pratt, at the Birch Bayh Federal Building & U.S. Courthouse, 46 East Ohio Street, Courtroom 344, Indianapolis, Indiana 46204. At this hearing, the Court will consider whether the Settlement is fair, reasonable, and adequate and in the best interests of the Settlement Class, and whether the Settlement should be finally approved by the Court. If there are objections, the Court will consider them.

Other matters that the Court will determine at the Settlement Hearing include: (i) whether, for purposes of settlement only, the Settlement Class should be finally certified; whether Lead Plaintiff should be finally appointed as a representative for the Settlement Class; and whether Lead Counsel should be finally appointed as counsel for the Settlement Class; (ii) whether a Judgment, in the form attached as Exhibit B to the Stipulation, should be entered, dismissing and releasing the Released Claims with prejudice; (iv) whether the proposed Plan of Allocation is fair, reasonable, and adequate and should be approved; (v) whether to grant Lead Counsel’s request of fees and expenses; (vi) whether the Court should grant Plaintiffs’ reimbursement of their reasonable costs and expenses (including lost wages) directly related to their representation of the Settlement Class.

The Court may decide these issues at the Settlement Hearing or take them under consideration for a later decision. Additionally, the Settlement Hearing may be adjourned by the Court without further written notice to the Settlement Class. Any new date for the Settlement Hearing will be posted on the settlement website at www.ITTEducationSecuritiesLitigation-Indiana.com. If you intend to attend the Settlement Hearing, you should confirm the date and time with Lead Counsel.

NOTICE OF PROPOSED SETTLEMENT

20.	Do I Have to Come to the Hearing?

No. Plaintiffs’ Lead Counsel will answer questions the Court may have. But, you are welcome to come at your own expense. If you send an objection, you do not have to come to Court to talk about it. As long as you mailed your written objection on time, the Court will consider it. You may also pay your own lawyer to attend, but it is not necessary.

21.	May I Speak at the Hearing?

You may ask the Court for permission to speak at the Settlement Hearing. To do so, you must send a letter or other written statement saying that it is your intention to appear in In re ITT Educational Services, Inc. Securities Litigation (Indiana), Civil Action No. 1:14-cv-01599-TWP-DML, and explaining in detail the basis for your desire to speak at the Settlement Hearing. Be sure to include your full name, address, telephone number, your signature, the number of shares of ITT common stock and/or options you purchased, acquired, and/or sold between February 26, 2013 and May 12, 2015, both dates inclusive, the dates of those transactions and the prices paid and/or received, and copies of documents (such as brokerage statements) sufficient to show that you are a Member of the Settlement Class. Your notice of intention to appear must be received no later than [21 days prior to the Settlement Hearing],             , 2016, by the Clerk of the Court, Lead Counsel Designee, and Defendants’ Counsel Designee, at the three addresses listed in Question 18.

IF YOU DO NOTHING

22.	What Happens if I Do Nothing at All?

If you do nothing, all of your claims against the Defendants and Released Persons will be released, but you will not receive any money from this Settlement and will in all other respects remain a Settlement Class Member and be subject to the provisions of the Settlement. It is necessary to submit a Proof of Claim and Release form to receive money from the Settlement.

NOTICE OF PROPOSED SETTLEMENT

GETTING MORE INFORMATION

23.	Are There More Details About the Settlement?

This Notice summarizes the proposed Settlement. More details are in the Stipulation and Agreement of Settlement dated as of November 2, 2015 (the “Stipulation”). You can obtain a copy of the Stipulation or more information about the Settlement by contacting Plaintiffs’ Lead Counsel:

Lionel Z. Glancy, Esq.

Glancy Prongay & Murray LLP

1925 Century Park East, Suite 2100

Los Angeles, California 90067

settlements@glancylaw.com

1-888-773-9224

or the Claims Administrator:

ITT Educational Services, Inc. Securities Litigation

Claims Administrator

1801 Market Street, Suite 660

Philadelphia, PA 19103

ITTEducationSecuritiesLitigation-Indiana@AngeionGroup.com

1-877-235-9544

or by visiting www.ITTEducationSecuritiesLitigation-Indiana.com

You can also obtain a copy from the Clerk’s office during regular business hours:

Clerk of the Court

U.S. District Court

Clerk’s Office, Room 105

46 East Ohio Street

Indianapolis, IN 46204

UNDERSTANDING YOUR PAYMENT

The Net Settlement Fund shall be distributed to Settlement Class Members who submit acceptable Proof of Claim forms (“Authorized Claimants”) in the following manner:

a. The Claims Administrator shall determine each Authorized Claimant’s share of the Net Settlement Fund based upon the recognized loss formula (the “Recognized Loss”) described below. The Recognized Loss formula is intended to equitably apportion the Net Settlement Fund

NOTICE OF PROPOSED SETTLEMENT

among Settlement Class Members. The Recognized Loss formula is not an estimate of what a Settlement Class Member would have recovered after trial; nor is it the amount that the Authorized Claimant will be paid pursuant to the Settlement.

b. A Settlement Class Member’s actual share of the Net Settlement Fund will be determined by the ratio of the Settlement Class Member’s Recognized Loss divided by the aggregate of the Recognized Loss of all Settlement Class Members.

c. The Proposed Plan of Allocation or Recognized Loss formula is as follows:

For shares of common stock purchased or otherwise acquired between February 26, 2013 and May 11, 2015:

A.	For shares held at the end of trading on August 7, 2015, the Recognized Loss shall be that number of shares multiplied by the lesser of:

(1)	the applicable purchase date artificial inflation per share figure, as found in Table A; or

(2)	the difference between the purchase price per share and $3.91.[2]

B.	For shares sold between February 26, 2013 and May 11, 2015, the Recognized Loss shall be that number of shares multiplied by the lesser of:

(1)	the applicable purchase date artificial inflation per share figure less the applicable sales date artificial inflation per share figure, as found in Table A; or

(2)	the difference between the purchase price per share and the sales price per share.

C.	For shares sold between May 12, 2015 and August 7, 2015, the Recognized Loss shall be the lesser of:

(1)	the applicable purchase date artificial inflation per share figure, as found in Table A; or

[2]	Pursuant to Section 21(D)(e)(1) of the Private Securities Litigation Reform Act of 1995, “in any private action arising under this title in which the plaintiff seeks to establish damages by reference to the market price of a security, the award of damages to the plaintiff shall not exceed the difference between the purchase or sale price paid or received, as appropriate, by the plaintiff for the subject security and the mean trading price of that security during the 90-day period beginning on the date on which the information correcting the misstatement or omission that is the basis for the action is disseminated.” The mean (average) closing price of ITT common stock during the 90-day period beginning on May 12, 2015 and ending on August 7, 2015 was $3.91 per share.

NOTICE OF PROPOSED SETTLEMENT

(2)	the difference between the purchase price per share and the sales price per share; or

(3)	the difference between the purchase price per share and the average closing price between May 12, 2015 and the date of sale, as found in Table B.[3]

For shares of common stock purchased or otherwise acquired on May 12, 2015:

A.	For shares held at the end of trading on August 7, 2015, the Recognized Loss shall be that number of shares multiplied by the lesser of:

(1)	$1.70 per share; or

(2)	the difference between the purchase price per share and $3.91.[4]

B.	For shares sold between May 12, 2015 and August 7, 2015, the Recognized Loss shall be the lesser of:

(1)	$1.70 per share; or

(2)	the difference between the purchase price per share and the sales price per share; or

(3)	the difference between the purchase price per share and the average closing price between May 12, 2015 and the date of sale, as found in Table B.[5]

[3]	Pursuant to Section 21(D)(e)(2) of the Private Securities Litigation Reform Act of 1995, “in any private action arising under this title in which the plaintiff seeks to establish damages by reference to the market price of a security, if the plaintiff sells or repurchases the subject security prior to the expiration of the 90-day period described in paragraph (1), the plaintiff’s damages shall not exceed the difference between the purchase or sale price paid or received, as appropriate, by the plaintiff for the security and the mean trading price of the security during the period beginning immediately after dissemination of information correcting the misstatement or omission and ending on the date on which the plaintiff sells or repurchases the security.”
[4]	Pursuant to Section 21(D)(e)(1) of the Private Securities Litigation Reform Act of 1995, “in any private action arising under this title in which the plaintiff seeks to establish damages by reference to the market price of a security, the award of damages to the plaintiff shall not exceed the difference between the purchase or sale price paid or received, as appropriate, by the plaintiff for the subject security and the mean trading price of that security during the 90-day period beginning on the date on which the information correcting the misstatement or omission that is the basis for the action is disseminated.” The mean (average) closing price of ITT common stock during the 90-day period beginning on May 12, 2015 and ending on August 7, 2015 was $3.91 per share.
[5]	Pursuant to Section 21(D)(e)(2) of the Private Securities Litigation Reform Act of 1995, “in any private action arising under this title in which the plaintiff seeks to establish damages by reference to the market price of a security, if the plaintiff sells or repurchases the subject security prior to the expiration of the 90-day period described in paragraph (1), the plaintiff’s damages shall not exceed the difference between the purchase or sale price paid or received, as appropriate, by the plaintiff for the security and the mean trading price of the security during the period beginning immediately after dissemination of information correcting the misstatement or omission and ending on the date on which the plaintiff sells or repurchases the security.”

NOTICE OF PROPOSED SETTLEMENT

For ITT Call and Put Options that expired after January 30, 2014:

ITT Call Options

(i)	The Recognized Claim for each call option on ITT common stock purchased or otherwise acquired during the Class Period shall be the difference between: (a) the amount paid per call option and: (b) the sale price received per option contract received if the call option was subsequently sold (if the option expired worthless while still owned by the Authorized Claimant, the sales price shall be deemed to be Zero ($0.00));

(ii)	Shares of ITT common stock acquired during the Class Period through the exercise of a call option shall be treated as a purchase on the date of exercise for the exercise price plus the cost of the call option, and any Recognized Claim arising from such transaction shall be computed as provided for other purchases of ITT common stock as set forth herein;

(iii)	No Recognized Claim shall be calculated based upon the sale or writing of any call option that was subsequently repurchased.

ITT Put Options

(i)	The Recognized Claim for each put option on ITT common stock sold or written during the Class Period, shall be the difference between: (a) the amount received per put option and (b) the purchase price paid per put option if the put option was subsequently repurchased at any time (including after the Class Period). For put options sold or written during the Class Period that expired worthless and unexercised, the Authorized Claimant’s Recognized Claim shall be Zero ($0.00);

(ii)	For ITT put options that were sold or written during the Class Period, that were “put” to the Authorized Claimant (i.e. exercised) at any time, the Authorized Claimant’s Recognized Claim shall be calculated as a purchase of ITT common stock, and as if the sale of the put option were instead a purchase of ITT common stock on the date of the sale or writing of the put option, and the “purchase price paid” shall be the strike price of the put option less the proceeds received from the sale of the put option;

(iii)	No Recognized Claim shall be calculated based upon the sale of any put option that was previously purchased.

Table A

Purchase or Sale Date Range	Artificial Inflation Per Share
02/26/2013 - 01/29/2014	$16.09
01/30/2014 - 05/21/2014	$8.70
05/22/2014 – 09/18/2014	$5.50
09/19/2014 – 04/29/2015	$2.93
04/30/2015	$2.23
05/01/2015 – 05/11/2015	$1.70
05/12/2015	$0.00

NOTICE OF PROPOSED SETTLEMENT

Table B

Date of Sale	Average Closing Price Between 05/12/2015 and Date of Sale	Date of Sale	Average Closing Price Between 05/12/2015 and Date of Sale
5/12/2015	$2.27	6/25/2015	$3.71
5/13/2015	$2.24	6/26/2015	$3.73
5/14/2015	$2.28	6/29/2015	$3.74
5/15/2015	$2.41	6/30/2015	$3.75
5/18/2015	$2.43	7/1/2015	$3.76
5/19/2015	$2.44	7/2/2015	$3.77
5/20/2015	$2.42	7/6/2015	$3.78
5/21/2015	$2.42	7/7/2015	$3.78
5/22/2015	$2.43	7/8/2015	$3.78
5/26/2015	$2.43	7/9/2015	$3.78
5/27/2015	$2.45	7/10/2015	$3.78
5/28/2015	$2.45	7/13/2015	$3.78
5/29/2015	$2.59	7/14/2015	$3.78
6/1/2015	$2.80	7/15/2015	$3.79
6/2/2015	$2.93	7/16/2015	$3.81
6/3/2015	$3.00	7/17/2015	$3.82
6/4/2015	$3.06	7/20/2015	$3.84
6/5/2015	$3.11	7/21/2015	$3.85
6/8/2015	$3.12	7/22/2015	$3.88
6/9/2015	$3.15	7/23/2015	$3.90
6/10/2015	$3.17	7/24/2015	$3.92
6/11/2015	$3.22	7/27/2015	$3.94
6/12/2015	$3.28	7/28/2015	$3.96
6/15/2015	$3.34	7/29/2015	$3.99
6/16/2015	$3.40	7/30/2015	$3.99
6/17/2015	$3.46	7/31/2015	$3.98
6/18/2015	$3.52	8/3/2015	$3.97
6/19/2015	$3.57	8/4/2015	$3.95
6/22/2015	$3.60	8/5/2015	$3.94
6/23/2015	$3.64	8/6/2015	$3.92
6/24/2015	$3.68	8/7/2015	$3.91

d. A purchase or sale of ITT common stock shall be deemed to have occurred on the “contract” or “trade” date as opposed to the “settlement” or “payment” date.

e. The receipt or grant by gift, devise or operation of law of shares of ITT common stock during the Settlement Class Period shall not be deemed a purchase or sale of ITT common

NOTICE OF PROPOSED SETTLEMENT

stock shares for the calculation of an Authorized Claimant’s Recognized Loss, nor shall it be deemed an assignment of any claim relating to the purchase of such securities. The grantor of the gift or devise, who purchased ITT common stock during the Settlement Class Period, shall retain the right to file a claim in this Litigation unless that right to file a claim was specifically transferred in the instrument of gift or assignment.

f. The receipt of ITT common stock during the Settlement Class Period in exchange for securities of any other corporation or entity shall not be deemed a purchase or sale of ITT common stock.

g. Any gains on sales of ITT common stock shall be offset against losses in calculating the Recognized Loss. To the extent a Claimant had an overall gain from transactions in ITT common stock during the Settlement Class Period, the value of the Recognized Loss will be zero.

h. The total recovery payable to Authorized Claimants from transactions in call or put options shall not exceed five percent (5%) of the Net Settlement Fund.

i. For Settlement Class Members who made multiple purchases or sales during the Settlement Class Period, the first-in, first-out (“FIFO”) method will be applied to such holdings, purchases, and sales for purposes of calculating a claim. Under the FIFO method, sales of ITT Securities during the Settlement Class Period will be matched, in chronological order, against ITT Securities purchased during the Settlement Class Period.

j. No Authorized Claimant whose proportionate share of the Net Settlement Fund is less than $20.00 shall receive a distribution from the Net Settlement Fund. Rather, that Claimant’s proportionate share of the Net Settlement Fund shall be redistributed among all remaining Authorized Claimants.

NOTICE OF PROPOSED SETTLEMENT

k. Settlement Class Members whose Request for Exclusion is not received by the deadline and do not submit an acceptable Proof of Claim by the deadline for submitting claims will not share in the recovery, but nevertheless will be bound by the Settlement and the Order and Final Judgment of the Court releasing claims against Defendants and other Released Persons and dismissing this Litigation.

l. Distributions will be made to Authorized Claimants after all claims have been processed and after the Court has finally approved the Settlement.

DO NOT TELEPHONE THE COURT REGARDING THIS NOTICE

SPECIAL NOTICE TO NOMINEES

The Court has ordered that if you held any ITT Securities purchased or acquired between February 28, 2013 and May 12, 2015, both dates inclusive, as nominee for a beneficial owner, then, within fourteen (14) days after you receive this Notice, you must either: (1) send a copy of this Notice and the Proof of Claim form by first class mail to all such beneficial owners; or (2) provide a list of the names and addresses of all such beneficial owners (preferably in the format of an electronic spreadsheet) to the Claims Administrator:

ITT Educational Services, Inc. Securities Litigation

Claims Administrator

1801 Market Street, Suite 660

Philadelphia, PA 19103

ITTEducationSecuritiesLitigation-Indiana@AngeionGroup.com

If you choose to mail the Notice and Proof of Claim form yourself, you may obtain from the Claims Administrator (without cost to you) as many additional copies of these documents as you will need to complete the mailing.

Regardless of whether you choose to complete the Notice mailing yourself or elect to have the Notice mailing performed for you, you may obtain reimbursement for administrative costs

NOTICE OF PROPOSED SETTLEMENT

reasonably and actually incurred in connection with forwarding the Notice and which would not have been incurred but for the obligation to forward the Notice, upon submission of appropriate documentation to the Claims Administrator.

NOTICE OF PROPOSED SETTLEMENT

EXHIBIT A-2

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF INDIANA

INDIANAPOLIS DIVISION

In re ITT EDUCATIONAL SERVICES, INC. SECURITIES LITIGATION (INDIANA)	CASE NO. 1:14-cv-01599-TWP-DML EXHIBIT A-2 PROOF OF CLAIM AND RELEASE

PROOF OF CLAIM AND RELEASE

GENERAL INSTRUCTIONS

1. To be eligible to recover as a member of the Settlement Class1 based on your claims in the action entitled In re ITT Educational Services, Inc. Securities Litigation (Indiana), Case No. 1:14-cv-01599-TWP-DML, you must complete and, on page      hereof, sign this Proof of Claim and Release. Even if you do not fill out this Proof of Claim and Release, if you do not timely exclude yourself from the Settlement Class, any and all claims you may have against the Defendants and other Released Persons in this Action are released to the full extent defined below. If you fail to file a properly addressed (as set forth in paragraph 3 below) Proof of Claim and Release, your claim may be rejected and you may be precluded from any recovery from the Net Settlement Fund created in connection with the proposed Settlement of the Action.

2. Submission of this Proof of Claim and Release, however, does not assure that you will share in the proceeds of the Settlement in this Action.

3. YOU MUST MAIL YOUR COMPLETED AND SIGNED PROOF OF CLAIM AND RELEASE POSTMARKED ON OR BEFORE             , 2016, ADDRESSED AS FOLLOWS:

ITT Educational Services, Inc. Securities Litigation

Claims Administrator

1801 Market Street, Suite 660

Philadelphia, PA 19103

4. If you are NOT a member of the Settlement Class, as defined in the Notice of Proposed Settlement of Class Action, Motion for Attorneys’ Fees and Expenses and Settlement Fairness Hearing (the “Notice”), DO NOT submit a Proof of Claim and Release form.

[1]	All capitalized terms used, but not defined herein, shall have the same meanings as in the Stipulation of Settlement dated November 2, 2015 (the “Stipulation”). A copy of the Stipulation is available at www.ITTEducationSecuritiesLitigation-Indiana.com.

PROOF OF CLAIM AND RELEASE

1

5. If you are a member of the Settlement Class, you are bound by the terms of any judgment entered in the Action, including the releases included in the Stipulation of Settlement, WHETHER OR NOT YOU SUBMIT A PROOF OF CLAIM AND RELEASE FORM.

PROOF OF CLAIM AND RELEASE

2

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF INDIANA

INDIANAPOLIS DISTRICT

In re ITT Educational Service, Inc. Securities Litigation (Indiana)

1:14-cv-01599-TWP-DML

PROOF OF CLAIM AND RELEASE

Must Be Postmarked No Later Than:

            , 2016

Please Type or Print in Blue or Black Ink

PART I:	CLAIMANT IDENTIFICATION

Last Name	M.I.	First Name

Last Name (Co-Beneficial Owner)	M.I.	First Name (Co-Beneficial Owner)

[ ] IRA	[ ] Joint Tenancy	[ ] Employee [ ] Individual	[ ] Other:
(specify)

Company Name (Beneficial Owner – If Claimant is not an Individual) or Custodian Name if an IRA

Trustee/Asset Manager/Nominee/Record Owner’s Name (If Different from Beneficial Owner Above)

Account #/Fund# (Not Necessary for Individual Filers)

Social Security Number	or	Tax Payer Identification Number

Telephone Number (Primary Daytime)			Telephone Number (Alternate)

Email Address

Street Address

City		State	Zip Code

Foreign Province		Foreign Country

PROOF OF CLAIM AND RELEASE

3

PART II:	SCHEDULE OF TRANSACTIONS IN ITT EDUCATIONAL SERVICES INC. (“ITT) COMMON STOCK (TICKER SYMBOL: ESI; CUSIP: 45068B109)

A.	Number of shares of ITT common stock held at the close of trading on February 25, 2013 , . Proof Enclosed? ☐ Y ☐ N

B.	Purchases or acquisitions of ITT common stock between February 26, 2013 and August 7, 2015, both dates inclusive:

Trade Date(s) of Shares (List Chronologically) MM/DD/YYYY	Number of Shares of Stock Purchased or Acquired	Purchase Price Per Share of Common Stock	Total Purchase Price (Excluding Commissions, Taxes, and Fees) Please round off to the nearest whole dollar	Is Purchase the Result of a Call Option?	Proof Enclosed?
1.			$.00	☐ Y ☐ N	☐ Y ☐ N
2.			$.00	☐ Y ☐ N	☐ Y ☐ N
3.			$.00	☐ Y ☐ N	☐ Y ☐ N
4.			$.00	☐ Y ☐ N	☐ Y ☐ N

IMPORTANT: (i) If any purchase listed covered a “short sale”, please mark Yes:    ☐  Y

C.	Sales of ITT common stock between February 26, 2013 and August 7, 2015, both dates inclusive:

Trade Date(s) of Shares (List Chronologically) MM/DD/YYYY	Number of Shares of Stock Sold	Sale Price Per Share of Common Stock	Total Sales Price (Excluding Commissions, Taxes, and Fees) Please round off to the nearest whole dollar	Is Sale the Result of a Put Option?	Proof Enclosed?
1.			$.00	☐ Y ☐ N	☐ Y ☐ N
2.			$.00	☐ Y ☐ N	☐ Y ☐ N
3.			$.00	☐ Y ☐ N	☐ Y ☐ N
4.			$.00	☐ Y ☐ N	☐ Y ☐ N

D.	Number of shares of ITT common stock held at the close of trading on August 7, 2015: , . Proof Enclosed? ☐ Y ☐ N

E.	Number of shares of ITT common stock held at the close of trading on May 12, 2015: , . Proof Enclosed? ☐ Y ☐ N

If you require additional space, attach extra schedules in the same format as above. Sign and print your name on each additional page.

YOU MUST READ AND SIGN THE RELEASE ON PAGE    . FAILURE TO SIGN THE RELEASE MAY RESULT IN A DELAY IN PROCESSING OR THE REJECTION OF YOUR CLAIM.

PROOF OF CLAIM AND RELEASE

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PART III:	SCHEDULE OF TRANSACTIONS IN CALL OPTIONS ON ITT EDUCATIONAL SERVICES INC. (“ITT”) COMMON STOCK (TICKER SYMBOL: ESI; CUSIP: 45068B109)

A.	Beginning Position: At the close of trading on February 25, 2013, I owned the following call options on ITT common stock (must be documented):

Date(s) of Purchase or Acquisition (List Chronologically) MM/DD/YYYY	Number of Contracts	Expiration Month and Year & Strike Price of Options (i.e. March 2013/$20)	Purchase Price Per Contract	Amount Paid (Including Commissions, Taxes, and Fees)	Insert an “E” if Exercised, an “S” if sold, or an “X” if Expired.	Exercise or Sale Date (MM/DD/YYYY)	Sale Price Per Contract, if Sold	Amount Received (Net of Commissions, Taxes, and Fees), If Sold	Proof Enclosed?
1.				$				$	☐ Y ☐ N
2.				$				$	☐ Y ☐ N
3.				$				$	☐ Y ☐ N
4.				$				$	☐ Y ☐ N

B.	Purchases: Purchases or acquisitions of call options on ITT common stock between February 26, 2013 and August 7, 2015, both dates inclusive:

Date(s) of Purchase or Acquisition (List Chronologically) MM/DD/YYYY	Number of Contracts	Expiration Month and Year & Strike Price of Options (i.e. May 2014/$20)	Purchase Price Per Contract	Amount Paid (Including Commissions, Taxes, and Fees)	Insert an “E” if Exercised, an “S” if sold, or an “X” if Expired.	Exercise or Sale Date (MM/DD/YYYY)	Sale Price Per Contract, if Sold	Amount Received (Net of Commissions, Taxes, and Fees), If Sold	Proof Enclosed?
1.				$				$	☐ Y ☐ N
2.				$				$	☐ Y ☐ N
3.				$				$	☐ Y ☐ N
4.				$				$	☐ Y ☐ N

C.	If you require additional space, attach extra schedules in the same format as above. Sign and print your name on each additional page.

YOU MUST READ AND SIGN THE RELEASE ON PAGE    . FAILURE TO SIGN THE RELEASE MAY RESULT IN A DELAY IN PROCESSING OR THE REJECTION OF YOUR CLAIM

PROOF OF CLAIM AND RELEASE

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PART IV:	SCHEDULE OF TRANSACTIONS IN PUT OPTIONS ON ITT EDUCATIONAL SERVICES INC. (“ITT”) COMMON STOCK (TICKER SYMBOL: ESI; CUSIP: 45068B109)

A.	Beginning Position: At the close of trading on February 25, 2013, I was obligated on the following put options on ITT common stock (must be documented):

Date(s) of Writing (Sale) (List Chronologically) MM/DD/YYYY	Number of Contracts	Expiration Month and Year & Strike Price of Options (i.e. March 2013/$20)	Sale Price Per Contract	Amount Received (Net of Commissions, Taxes, and Fees)	Insert an “A” if Assigned, and “R” if repurchased, or an “X” if Expired	Assign or Repurchase Date (MM/DD/YYYY)	Price Paid Per Contract	Aggregate Cost (Including Commissions, Taxes, and Fees)	Proof Enclosed?
1.				$				$	☐ Y ☐ N
2.				$				$	☐ Y ☐ N
3.				$				$	☐ Y ☐ N
4.				$				$	☐ Y ☐ N

B.	Sales (Writing) of Put Options and Covering Transactions (Repurchases): Sales (writing) of put options on ITT common stock and subsequent repurchases of ITT common stock on those put options between February 26, 2013 and August 7, 2015, both dates inclusive:

Date(s) of Writing (Sale) (List Chronologically) MM/DD/YYYY	Number of Contracts	Expiration Month and Year & Strike Price of Options (i.e. May 2014/$20)	Sale Price Per Contract	Amount Received (Net of Commissions, Taxes, and Fees)	Insert an “A” if Assigned, and “R” if repurchased, or an “X” if Expired	Assign or Repurchase Date (MM/DD/YYYY)	Price Paid Per Contract	Aggregate Cost (Including Commissions, Taxes, and Fees)	Proof Enclosed?
1.				$				$	☐ Y ☐ N
2.				$				$	☐ Y ☐ N
3.				$				$	☐ Y ☐ N
4.				$				$	☐ Y ☐ N

If you require additional space, attach extra schedules in the same format as above. Sign and print your name on each additional page.

YOU MUST READ AND SIGN THE RELEASE ON PAGE    . FAILURE TO SIGN THE RELEASE MAY RESULT IN A DELAY IN PROCESSING OR THE REJECTION OF YOUR CLAIM

PROOF OF CLAIM AND RELEASE

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PART V:	SUBMISSION TO JURISDICTION OF COURT AND ACKNOWLEDGMENTS

I (We) submit this Proof of Claim and Release form under the terms of the Stipulation of Settlement described in the Notice. I (We) also submit to the jurisdiction of the United States District Court for the Southern District of Indiana with respect to my (our) claim as a Settlement Class Member and for purposes of enforcing the release set forth herein. I (We) further acknowledge that I am (we are) bound by and subject to the terms of any judgment that may be entered in the Action. I (We) agree to furnish additional information to the Claims Administrator to support this claim if requested to do so. I (We) have not submitted any other claim covering the same purchases, acquisitions, or sales of ITT common stock and any call options or put options on ITT common stock during the Settlement Class Period and know of no other person having done so on my (our) behalf.

PART VI:	RELEASE

I (WE) HEREBY ACKNOWLEDGE FULL AND COMPLETE SATISFACTION OF, AND DO HEREBY FULLY, FINALLY, AND FOREVER WAIVE, RELEASE, RELINQUISH, DISCHARGE AND DISMISS FROM THE “RELEASED CLAIMS” EACH AND ALL OF THE “RELEASED PERSONS.”

“Released Person(s)” means each and all Defendants, and/or any of their respective past, present or future, family members, spouses, domestic partners, parents, associates, affiliates, divisions, subsidiaries, officers, directors, stockholders, owners, members, representatives, employees, attorneys, financial or investment advisors, consultants, underwriters, investment banks or bankers, commercial bankers, insurers, reinsurers, excess insurers, co-insurers, engineers, advisors, principals, agents, heirs, executors, trustees, estates, beneficiaries, distributees, foundations, general or limited partners or partnerships, joint ventures, personal or legal representatives,

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administrators, or any other person or entity acting or purporting to act for or on behalf of any of the Defendants, and each of their respective predecessors, successors, and assigns, and any trust of which any Defendant is the settlor or which is for the benefit of any Defendant and/or member(s) of his family. For the avoidance of doubt, Released Persons does not include PricewaterhouseCoopers, LLP, which is also known as PwC LLP.

“Released Claims” means any and all claims (including Unknown Claims), demands, debts, losses, damages, duties, rights, disputes, actions, causes of action, liabilities, obligations, judgments, suits, matters, controversies, proceedings, or issues, of any kind, nature, character, or description whatsoever (and including, but not limited to, any claims for damages, whether compensatory, consequential, special, punitive, exemplary, or otherwise, and any and all fees, costs, interest, expenses, or charges), whether known or unknown, contingent or absolute, suspected or unsuspected, foreseen or unforeseen, disclosed or undisclosed, concealed or hidden, apparent or not apparent, accrued or unaccrued, matured or unmatured, liquidated or not liquidated, asserted or unasserted, at law or in equity, that have been asserted, could have been asserted, or in the future could be asserted against Defendants or any of the Released Persons in this Litigation or in any other court, tribunal, forum or proceeding (including, but not limited to, any claims arising under U.S. federal, state or local law, foreign law, common law, statutory law, administrative law, rule, regulation, or at equity, relating to alleged fraud, breach of any duty, negligence, violations of the federal securities laws, or otherwise, and including all claims within the exclusive jurisdiction of the federal courts), whether individual, class, direct, derivative, representative, legal, equitable or any other type, or in any other capacity, (a) by reason of, arising out of, relating to, involving or in connection with, directly or indirectly, the allegations, claims, conduct, facts, events, practices, transactions, acts, occurrences, failures, statements, representations, alleged misrepresentations,

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alleged omissions, the documents publicly filed with the U.S. Securities and Exchange Commission by ITT and all disclosures or alleged non-disclosures made by Defendants in connection with any of the foregoing, or any other matter, thing or cause whatsoever, or any series thereof, that were, could have been or in the future might be alleged, claimed, asserted, embraced, involved, or set forth, referred to in or otherwise related to, directly or indirectly, the Litigation or subject matter of the Litigation; (b) would have been barred by res judicata or collateral estoppel had the Action been fully litigated to a final judgment; and (c) were, could have been, or in the future could be, asserted in any forum or proceeding or otherwise by any Settlement Class Member that relate to the purchase, sale, acquisition or holding of ITT Securities during the Settlement Class Period. The Released Claims shall not include claims to enforce the Settlement. For the avoidance of doubt, Released Claims does not include the claims alleged as of the date of this Settlement in the actions captioned: Sasha Wilfred, Derivatively on Behalf of Nominal Defendant ITT Educational Services, Inc. v. Kevin M. Modany, et al., 1:13-cv-03110-JPO (S.D.N.Y.); Janice Nottenkamper, Derivatively on Behalf of Nominal Defendant ITT Educational Services, Inc. v. Kevin M. Modany, et al., 1:15-cv-03390 (S.D.N.Y.); Michelle Lawrence, Derivatively on Behalf of Nominal Defendant ITT Educational Services, Inc. v. Kevin M. Modany, et al., 1:14-cv-02106 (S.D. Ind.); William McKee, Derivatively on behalf of ITT Educational Services, Inc. v. Kevin Modany, et al., 49D07-1507-PL-021891 (Marion Circuit Court, Indianapolis, Indiana); United States Securities and Exchange Commission v. ITT Educational Services, Inc., Kevin M. Modany, and Daniel M. Fitzpatrick, 1:15-cv-00758-JMS-MJD (S.D. Ind.); and In re ITT Educational Services, Inc. Securities Litigation, 1:13-cv-01620-JPO-JLC (S.D.N.Y.).

“Unknown Claims” means any and all Released Claims, of every nature and description, which Plaintiffs or any Settlement Class Member does not know or suspect to exist in his, her or its

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favor at the time of the release of the Released Persons which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this Settlement or not to exclude himself, herself or itself from the Settlement Class. Unknown Claims include those claims in which some or all of the facts comprising the claim may be suspected, or even undisclosed or hidden. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, Plaintiffs shall expressly waive, and each of the Settlement Class Members shall be deemed to have waived, and by operation of the Judgment shall have expressly waived, the provisions, rights, and benefits of California Civil Code § 1542, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Plaintiffs shall expressly waive, and each of the Settlement Class Members shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights, and benefits conferred by any U.S. federal law or any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable or equivalent in effect to California Civil Code § 1542. Plaintiffs and other Settlement Class Members may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but Plaintiffs and each Settlement Class Member, upon the Effective Date, shall be deemed to have, and by operation of the Judgment shall have expressly, fully, finally, and forever settled and released any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, reckless, intentional, with or without malice, or a breach of any duty, law or rule, without regard to

PROOF OF CLAIM AND RELEASE

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the subsequent discovery or existence of such different or additional facts. Plaintiffs acknowledge, and the Settlement Class Members shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and was a material element of the Settlement.

PART VII:	CERTIFICATION

I (WE) DECLARE UNDER PENALTY OF PERJURY UNDER THE LAWS OF THE UNITED STATES OF AMERICA THAT ALL OF THE FOREGOING INFORMATION SUPPLIED ON THIS PROOF OF CLAIM AND RELEASE FORM BY THE UNDERSIGNED IS TRUE AND CORRECT.

Executed this day of in
(Month/Year) (City/State/Country)

(Sign your name here)	(Sign your name here)

(Type or print your name here)	(Type or print your name here)

(Capacity of person(s) signing, e.g., Beneficial Purchaser, Executor, or Administrator)	(Capacity of person(s) signing, e.g., Beneficial Purchaser, Executor, or Administrator)

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ACCURATE CLAIMS PROCESSING TAKES A

SIGNIFICANT AMOUNT OF TIME.

THANK YOU FOR YOUR PATIENCE.

Reminder Checklist:

1.	Please sign the claim form at Paragraph VII above.

2.	Remember to attach supporting documentation, if available.

3.	Do not send original stock certificates.

4.	Keep a copy of your claim form for your records.

5.	The Claims Administrator will acknowledge receipt of your Proof of Claim Form and Release within 60 days. Your claim is not deemed filed until you receive an acknowledgment postcard or e-mail. If you do not receive a written acknowledgment within 60 days, please email the Claims Administrator at ITTEducationSecuritiesLitigation-Indiana@AngeionGroup.com.

6.	If you move, please send us your new address.

ITT Educational Services, Inc. Securities Litigation

Claims Administrator

1801 Market Street, Suite 660

Philadelphia, PA 19103

ITTEducationSecuritiesLitigation-Indiana@AngeionGroup.com

7.	Please write legibly in blue or black ink. Do not use highlighter on the Proof of Claim Form and Release or supporting documentation.

THIS PROOF OF CLAIM MUST BE POSTMARKED NO LATER THAN             , 2016 AND MUST BE MAILED TO:

ITT Educational Services, Inc. Securities Litigation

Claims Administrator

1801 Market Street, Suite 660

Philadelphia, PA 19103

PROOF OF CLAIM AND RELEASE

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EXHIBIT A-3

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF INDIANA

INDIANAPOLIS DIVISION

In re ITT EDUCATIONAL SERVICES, INC. SECURITIES LITIGATION (INDIANA)	CASE NO. 1:14-cv-01599-TWP-DML EXHIBIT A-3 SUMMARY NOTICE

TO:	ALL PERSONS OR ENTITIES WHO PURCHASED OR ACQUIRED THE COMMON STOCK OF ITT EDUCATIONAL SERVICES, INC. (“ITT”) (TICKER SYMBOL: ESI), WHO PURCHASED OR ACQUIRED CALL OPTIONS ON ITT COMMON STOCK, OR WHO WROTE PUT OPTIONS ON ITT COMMON STOCK, BETWEEN FEBRUARY 26, 2013 AND MAY 12, 2015, BOTH DATES INCLUSIVE.

PLEASE READ THIS NOTICE CAREFULLY. YOUR RIGHTS MAY BE AFFECTED BY A CLASS ACTION LAWSUIT PENDING IN THIS COURT.

YOU ARE HEREBY NOTIFIED that a proposed Settlement has been reached in this Action, which has been preliminarily certified as a class action for the purposes of settlement only.1 Pursuant to Rule 23 of the Federal Rules of Civil Procedure and an Order of the United States District Court for the Southern District of Indiana, a hearing will be held on             , 2016, at     :         .m., before The Honorable Tanya Walton Pratt, at the Birch Bayh Federal Building & U.S. Courthouse, 46 East Ohio Street, Courtroom 344, Indianapolis, Indiana 46204, for the purpose of determining, among other things: (1) whether the proposed Settlement of the securities class action claims asserted in this Litigation, pursuant to which ITT, on behalf of all Defendants, will cause to be deposited into a Settlement Fund the sum of $12.5375 million in cash, should be approved by the Court as fair, reasonable, and adequate and in the best interests of the Settlement Class; (2) whether to certify the Settlement Class for purposes of settlement; (3) whether this Litigation should be

[1]

This Summary Notice incorporates by reference the definitions in the Stipulation and Agreement of Settlement, dated November 2, 2015 (the “Stipulation”), and all capitalized terms used, but not defined herein, shall have the same meanings as in the Stipulation.

SUMMARY NOTICE

1

dismissed with prejudice pursuant to the terms and conditions set forth in the Stipulation, including, but not limited to, the release of claims against the Defendants and other Released Persons; (4) whether the proposed plan to distribute the settlement proceeds (the “Plan of Allocation”) is fair, reasonable, and adequate and therefore should be approved; (5) whether the application of Lead Counsel for the payment of attorneys’ fees and expenses incurred in connection with this Litigation should be approved; and (6) whether the Court should grant the application of Plaintiffs for reimbursement of their reasonable costs and expenses (including lost wages) directly related to their representation of the Settlement Class.

If you purchased or otherwise acquired ITT common stock, purchased or otherwise acquired call options on ITT common stock, or wrote put options on ITT common stock, between February 26, 2013 and May 12, 2015, both dates inclusive, your rights may be affected by this Settlement. This Summary Notice provides only a summary of matters, and a detailed Notice of Proposed Settlement of Class Action, Motion for Attorneys’ Fees and Settlement Hearing (the “Notice”) describing the Action, the proposed Settlement, and the rights of Settlement Class Members has been mailed to persons or entities known to be potential Settlement Class Members. If you have not received the Notice or a copy of the Proof of Claim and Release form, you may obtain copies by writing to ITT Educational Services, Inc. Securities Litigation, Claims Administrator, 1801 Market Street, Suite 660, Philadelphia, PA 19103, or you can download a copy at www.ITTEducationSecuritiesLitigation-Indiana.com.

If you are a Settlement Class Member, you have the right to appear in Court at the Settlement Hearing to object to the Settlement, the Plan of Allocation, Lead Counsel’s application for an award of attorneys’ fees and expenses, and/or the application by Plaintiffs for any costs or expenses. You must submit a written objection in accordance with the procedures described in the Notice, which must be filed and served so that it is received no later than             , 2016. You also have the right to exclude yourself from the Settlement Class by submitting a written request for exclusion from the Settlement Class in accordance with the procedures described in the Notice. The request for exclusion must be received no later than             , 2016. If the Settlement is approved by the

SUMMARY NOTICE

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Court, you will be bound by the Settlement and the Court’s Judgment, including the releases provided for in the Settlement and the Judgment, unless you submit a request to be excluded. To object, to otherwise request to be heard, or to exclude yourself from the Settlement Class, submit a written objection to be received by no later than             , 2016, or a request for exclusion to be received by no later than             , 2016, in accordance with the procedures described in the Notice.

If you are a Settlement Class Member, in order to share in the distribution of the Net Settlement Fund, you must submit a Proof of Claim and Release form postmarked no later than             , 2016, establishing that you are entitled to recovery.

PLEASE DO NOT CONTACT THE COURT OR THE CLERK’S OFFICE REGARDING THIS NOTICE. If you have any questions about the Settlement, you may contact Lead Counsel at the address listed below:

Lionel Z. Glancy, Esq.

Glancy Prongay & Murray LLP

1925 Century Park East, Suite 2100

Los Angeles, California 90067

settlements@glancylaw.com

1-888-773-9224

or go to the following website: www.ITTEducationSecuritiesLitigation-Indiana.com

DATED:

SUMMARY NOTICE

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EXHIBIT B

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF INDIANA

INDIANAPOLIS DIVISION

In re ITT EDUCATIONAL SERVICES, INC. SECURITIES LITIGATION (INDIANA)	CASE NO. 1:14-cv-01599-TWP-DML EXHIBIT B FINAL JUDGMENT AND ORDER OF DISMISSAL WITH PREJUDICE

WHEREAS, a class action is pending before the Court entitled In re ITT EDUCATIONAL SERVICES, INC. SECURITIES LITIGATION (INDIANA), Civil Action No. 1:14-cv-01599-TWP-DML, United States District Court for the Southern District of Indiana (the “Litigation”);

WHEREAS, the Court has received the Stipulation and Agreement of Settlement dated as of November 2, 2015 (the “Stipulation”), which has been entered into by Plaintiffs (on behalf of themselves and the Settlement Class) and Defendants, and the Court has reviewed the Stipulation and the Exhibits annexed thereto;

WHEREAS, pursuant to Federal Rule of Civil Procedure 23(e), this Court preliminarily approved the Settlement of this Litigation, as set forth in the Stipulation, in an Order dated              , 201  , (the “Notice Order”);

WHEREAS, on application of the Settling Parties, this matter came before the Court for hearing on                      (the “Settlement Hearing”), to determine whether the terms and conditions of the Settlement are fair, reasonable, adequate and in the best interests of the Settlement Class, and should be finally approved; and whether Judgment should be entered pursuant to the terms of the Settlement, among other things, releasing all Released Claims against all Released Persons and dismissing the Litigation with prejudice; and

FINAL JUDGMENT AND ORDER OF DISMISSAL WITH PREJUDICE

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WHEREAS, due and adequate notice having been given of the Settlement as required in the Notice Order, and the Court having considered all papers filed and proceedings held herein, including all matters submitted to it at the Settlement Hearing, and otherwise being fully informed in the premises and good cause appearing therefore,

IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:

1. This Judgment incorporates by reference the definitions in the Stipulation, and all capitalized terms used herein shall have the same meanings set forth in the Stipulation.

2. This Court has jurisdiction over the subject matter of the Litigation and over all Parties to the Litigation, including all Members of the Settlement Class who did not timely file a Request for Exclusion from the Settlement Class by the             , 201  , deadline pursuant to the Notice Order.

3. Pursuant to Rule 23 of the Federal Rules of Civil Procedure, for purposes of this Settlement only, the Court finally certifies this Action as a class action, with a Settlement Class defined as all persons and/or entities who purchased or otherwise acquired the common stock of ITT Educational Services, Inc. (“ITT” or the “Company”) (ticker symbol: ESI), purchased or otherwise acquired call options on ITT common stock, or wrote put options on ITT common stock, between February 26, 2013 and May 12, 2015, both dates inclusive. Excluded from the Settlement Class are Defendants, the officers and directors of ITT during the Settlement Class Period, members of their immediate families, the legal representatives, heirs, successors or assigns of any of the foregoing and any entity in which a Defendant has or had a controlling interest during the Settlement Class Period. Also excluded from the Settlement Class is any person or entity that timely and validly requested exclusion from the Settlement Class, pursuant to and in accordance with the terms of the Notice Order, and as listed on Schedule 1 hereto.

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4. With respect to the Settlement Class, for purposes of this Settlement only, the Court finds and concludes that the prerequisites for a class action under Rules 23(a) and (b)(3) of the Federal Rules of Civil Procedure have been satisfied in that: (a) the number of Settlement Class Members is so numerous that joinder of all members thereof is impracticable; (b) there are questions of law and fact common to the Settlement Class; (c) the claims of the Lead Plaintiff and Court- appointed class representative, Meitav Dash Mutual Fund Management Ltd., are typical of the claims of the Settlement Class it represents; (d) Lead Plaintiff, as the class representative, has and will continue to fairly and adequately represent the interests of the Settlement Class; (e) the questions of law and fact common to the Members of the Settlement Class predominate over any questions affecting only individual Members of the Settlement Class; and (f) a class action is superior to other available methods for the fair and efficient adjudication of the controversy.

5. Pursuant to Rule 23 of the Federal Rules of Civil Procedure, and for the purposes of this Settlement only, the Court hereby affirms its determinations in the Notice Order and finally appoints Lead Plaintiff as a class representative for the Settlement Class, and finally appoints Lead Counsel, Glancy Prongay & Murray LLP, as class counsel for the Settlement Class.

6. Notice of the pendency of the Action as a class action and of the proposed Settlement was given to Settlement Class Members in accordance with the terms of the Settlement and the Court’s Notice Order. The distribution of the Notice and the publication of the Summary Notice, as provided for in the Notice Order, constituted the best notice practicable under the circumstances, including individual notice to all Members of the Settlement Class who could be identified through reasonable effort. In addition to providing the best notice practicable under the circumstances to all

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Persons entitled to such notice, the form and method of notifying the Settlement Class of the pendency of the Action as a class action and of the terms and conditions of the proposed Settlement met the requirements of due process and fully satisfied the requirements of Federal Rule of Civil Procedure 23, Section 21D(a)(7) of the Securities Exchange Act of 1934, the requirements of Due Process under the U.S. Constitution, and any other applicable law.

7. Pursuant to and in compliance with Rule 23 of the Federal Rules of Civil Procedure, the Court hereby finds that due and adequate notice of these proceedings, including the Settlement Hearing, was directed to all persons and entities who are Settlement Class Members, advising them of the Settlement, and of their right to object thereto, and a full and fair opportunity was accorded to all Settlement Class Members to be heard with respect to the Settlement. Thus, it is hereby determined that all Settlement Class Members, other than those persons and entities that are listed on Schedule 1 hereto, who have timely excluded themselves from the Settlement Class, are bound by this Judgment.

8. Pursuant to Rule 23 of the Federal Rules of Civil Procedure, this Court hereby approves the Settlement set forth in the Stipulation and finds that said Settlement is, in all respects, fair, reasonable and adequate to, and is in the best interests of the Plaintiffs, the Settlement Class, and each of the Settlement Class Members. This Court further finds the Settlement set forth in the Stipulation is the result of arm’s-length negotiations, undertaken with the assistance of an experienced mediator, between experienced counsel representing the interests of the Plaintiffs, the Settlement Class Members, and the Defendants. Accordingly, the Settlement embodied in the Stipulation is hereby approved in all respects and shall be consummated in accordance with its terms and provisions. The Settling Parties are hereby directed to perform the terms of the Stipulation.

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9. Except as to any individual claim of those persons or entities (identified in Schedule 1 attached hereto), whose timely request for exclusion from the Settlement Class was received before the             , 201   deadline, the Litigation and all claims contained therein, including all of the Released Claims, are dismissed with prejudice as against each and all of the Released Persons. The Settling Parties are to bear their own costs, except as otherwise provided in the Stipulation.

10. Upon the Effective Date, the Plaintiffs and each of the Settlement Class Members (on behalf of themselves and each of their respective present and former family members, spouses, domestic partners, parents, associates, affiliates, divisions, subsidiaries, officers, directors, stockholders, owners, members, fiduciaries, employees, attorneys, accountants, consultants, underwriters, banks or bankers, insurers, reinsurers, excess insurers, co-insurers, advisors, principals, agents, heirs, executors, trustees, estates, beneficiaries, distributees, foundations, general or limited partners or partnerships, joint ventures, personal or legal representatives, administrators, predecessors, successors, and assigns, and any other person or entity who has the right, ability, standing, or capacity to assert, prosecute, or maintain on behalf of any Settlement Class Member any of the Released Claims (or to obtain the proceeds of any recovery therefrom)), regardless of whether that Settlement Class Member actually submits a Proof of Claim and Release, seeks or obtains a distribution from the Net Settlement Fund, is entitled to receive a distribution under the Plan of Allocation approved by the Court, or has objected to the Settlement, the Plan of Allocation, or Lead Counsel’s Fee and Expense Application, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever waived, released, relinquished, discharged, and dismissed all Released Claims against the Defendants and all other Released Persons.

11. Upon the Effective Date, Plaintiffs and each of the Settlement Class Members (on behalf of themselves and each of their respective present and former family members, spouses,

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domestic partners, parents, associates, affiliates, divisions, subsidiaries, officers, directors, stockholders, owners, members, fiduciaries, employees, attorneys, accountants, consultants, underwriters, banks or bankers, insurers, reinsurers, excess insurers, co-insurers, advisors, principals, agents, heirs, executors, trustees, estates, beneficiaries, distributees, foundations, general or limited partners or partnerships, joint ventures, personal or legal representatives, administrators, predecessors, successors, and assigns, and any other person or entity who has the right, ability, standing, or capacity to assert, prosecute, or maintain on behalf of any Settlement Class Member any of the Released Claims (or to obtain the proceeds of any recovery therefrom)), regardless of whether that Settlement Class Member actually submits a Proof of Claim and Release, seeks or obtains a distribution from the Net Settlement Fund, is entitled to receive a distribution under the Plan of Allocation approved by the Court, or has objected to the Settlement, the Plan of Allocation, or Lead Counsel’s Fee and Expense Application, shall have covenanted not to sue the Released Persons with respect to any Released Claims and shall be permanently barred and enjoined from instituting, commencing, participating in, maintaining, or continuing to prosecute any action or proceeding in any court of law or equity, arbitration tribunal, administrative forum, or other forum of any kind, asserting any Released Claim (including, without limitation, Unknown Claims), as well as any claims arising out of, relating to, or in connection with, the defense, settlement, or resolution of this Action against any of the Released Persons.

12. Upon the Effective Date hereof, each of the Released Persons shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished, and discharged Plaintiffs, each and all of the Settlement Class Members, and Lead Counsel from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Litigation or the Released Claims.

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13. Upon the Effective Date, except as provided in ¶15 below, any and all persons and entities are permanently barred and enjoined, to the fullest extent permitted by 15 U.S.C. § 78u-4(f)(7)(A) and any other applicable law or regulation, from commencing, prosecuting, or asserting any and all claims for contribution or indemnity (or any other claim when the alleged injury to that person or entity is their actual or threatened liability to the Settlement Class or a Settlement Class Member) based upon, relating to, arising out of, or in connection with the Released Claims, against each and every one of the Released Persons, whether arising under state, federal, common, statutory, administrative or foreign law, regulation, or at equity, as claims, cross-claims, counterclaims, or third-party claims, in this Action or a separate action, in this Court or in any other court, arbitration proceeding, administrative proceeding, or other forum; and, except as provided in ¶15 below, the Released Persons are permanently barred and enjoined, to the fullest extent permitted by 15 U.S.C. § 78u-4(f)(7)(A) and any other applicable law or regulation, from commencing, prosecuting, or asserting any and all claims for contribution or indemnity (or any other claim when the alleged injury to the Released Person is their actual or threatened liability to the Settlement Class or a Settlement Class Member) based upon, relating to, or arising out of the Released Claims, against any person or entity, other than a person or entity whose liability to the Settlement Class has been extinguished pursuant to the Settlement and the Judgment, whether arising under state, federal, common, statutory, administrative, or foreign law, regulation, or at equity, as claims, cross-claims, counterclaims, or third-party claims, in this Action or a separate action, in this Court or in any other court, arbitration proceeding, administrative proceeding, or other forum. Nothing herein shall bar, release, or alter in any way, any obligations, rights or claims among or between Released Persons.

14. Upon the Effective Date, any final verdict or judgment that may be obtained by or on behalf of the Settlement Class or a Settlement Class Member against any person or entity subject to the Bar Order described in ¶13 above shall be reduced by the greater of: (i) an amount that corresponds to the percentage of responsibility of any of the Defendants for common damages; or (ii) $12,537,500.00.

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15. Notwithstanding any of the releases or the Bar Order above, nothing in this Judgment shall release any claims, or bar any action by any of the Settling Parties, to enforce or to effectuate the Stipulation, the releases and other terms and conditions of the Settlement, the Notice Order, or this Judgment.

16. The Plan of Allocation submitted by Lead Counsel, as described in the Notice and in accordance with ¶1.19 of the Stipulation, is hereby approved as fair, reasonable and adequate. Any further orders or proceedings solely regarding the Plan of Allocation, or any appeal from any order relating thereto or reversal or modification thereof, shall be considered separate and apart from this Judgment and shall not operate to terminate the Settlement or in any way disturb or affect this Judgment and the release of the Released Claims.

17. None of the Stipulation, its Exhibits, the fact and terms of the Settlement contained therein, or any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be used as an admission of, concession of, or evidence of, the truth or validity of any Released Claim, of any allegations or claims made in the Litigation, of any allegations or claims that could have been made in the Litigation, or of any of any allegation of wrongdoing, negligence, fault, or liability of the Defendants or any other Released Persons; or (b) is or may be deemed to be or may be used as an admission of, concession of, or evidence of, the deficiency or infirmity of any defense that has been or could have been asserted in the Action or in any litigation; or (c) is or may be deemed to be or may be used as an admission of, or evidence of, any liability, negligence, fault, misrepresentation, omission, or wrongdoing as against

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any of the Defendants or any Released Persons in any arbitration proceeding or other civil, criminal, or administrative action or proceeding in any court, administrative agency, or other tribunal; (d) is or may be deemed to be or may be used as an admission of, or evidence that class certification is appropriate in this Action, except for purposes of the Settlement; or (e) is or may be deemed to be or may be used as an admission of, or evidence that the consideration to be paid under the Settlement represents the amount which could be or would have been recovered after trial in this Action; or (f) is or may be deemed to be or may be used as an admission of, or evidence that any damages potentially recoverable under the Complaint would have exceeded or would have been less than the Settlement Fund. Neither the Stipulation nor the fact or terms of the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Settlement, shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement. The Released Persons nevertheless may refer to or file the Stipulation and/or this Judgment in any other action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar, or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim under U.S. federal or state law or foreign law.

18. Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction over: (a) implementation of this Settlement and any award or distribution of the Settlement Fund, including interest earned thereon; (b) disposition of the Settlement Fund; (c) hearing and determining applications for attorneys’ fees and expenses in the Litigation; and (d) all Settling Parties hereto for the purpose of construing, enforcing and administering the Stipulation of Settlement.

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19. The Court finds that during the course of the Litigation, the Settling Parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11.

20. In the event that the Settlement does not become effective in accordance with the terms of the Stipulation or the Effective Date does not occur, or in the event that the Settlement Fund, or any portion thereof, is returned to the Defendants, then this Judgment shall be rendered null and void to the extent provided by and in accordance with the Stipulation and shall be vacated to the extent provided by the Stipulation and, in such event, (a) all orders entered and releases delivered in connection herewith shall be null and void to the extent provided by and in accordance with the Stipulation; and (b) the fact of the Settlement shall not be admissible in any trial of the Action and Lead Plaintiff and Defendants reserve their rights to proceed in all respects as if the Settlement had not been entered into and without any prejudice in any way from the negotiation, fact or terms of the Settlement.

21. The Court hereby GRANTS Lead Counsel attorneys’ fees of     % of the Settlement Fund and expenses in an amount of $        , together with the interest earned thereon for the same time period and at the same rate as that earned on the Settlement Fund until paid. The Court finds that the amount of fees awarded is fair and reasonable in light of the time and labor required, the novelty and difficulty of the case, the skill required to prosecute the case, the experience and ability of the attorneys, awards in similar cases, the contingent nature of the representation and the result obtained for the Settlement Class. Said fees shall be allocated among any other plaintiffs’ counsel in a manner which, in Lead Counsel’s good-faith judgment, reflects each counsel’s contribution to the institution, prosecution, and resolution of the Litigation. The Court hereby GRANTS Lead Plaintiff Meitav Dash Mutual Fund Management Ltd. its reasonable

FINAL JUDGMENT AND ORDER OF DISMISSAL WITH PREJUDICE

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costs and expenses (including lost wages) directly related to its representation of the Settlement Class in the amount of $        . The Court hereby GRANTS Plaintiff Babulal Tarapara his reasonable costs and expenses (including lost wages) directly related to his representation of the Settlement Class in the amount of $        . The Court hereby GRANTS Plaintiff Kristopher Hennen his reasonable costs and expenses (including lost wages) directly related to his representation of the Settlement Class in the amount of $        . The Court hereby GRANTS Plaintiff Cynthia Grebely her reasonable costs and expenses (including lost wages) directly related to her representation of the Settlement Class in the amount of $        . The Court hereby GRANTS Plaintiff Hoai T. Truong her reasonable costs and expenses (including lost wages) directly related to her representation of the Settlement Class in the amount of $        .

22. The awarded attorneys’ fees and expenses, and interest earned thereon, shall be paid to Plaintiffs’ Lead Counsel from the Settlement Fund immediately after the date this Order is executed subject to the terms, conditions, and obligations of the Stipulation and in particular ¶6.2 thereof, which terms, conditions, and obligations are incorporated herein.

DATED:
THE HONORABLE TANYA WALTON PRATT UNITED STATES DISTRICT JUDGE

FINAL JUDGMENT AND ORDER OF DISMISSAL WITH PREJUDICE

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SCHEDULE 1

List of Persons Excluded from the Class in

In re ITT EDUCATIONAL SERVICES, INC. SECURITIES LITIGATION (INDIANA),

Civil Action No. 1:14-cv-01599-TWP-DML

The following Persons, and only the following Persons, properly excluded themselves from the Settlement Class by the             , 201  , deadline pursuant to the Court’s Order dated             , 201  :

IN RESPONSE TO THE NOTICE OF PROPOSED SETTLEMENT OF CLASS ACTION

FINAL JUDGMENT AND ORDER OF DISMISSAL WITH PREJUDICE

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